UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10351
                                                     ---------------------

                Nuveen Georgia Dividend Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT May 31, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                                    NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
                                                                             NPG

                                NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NZX

                              NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NKG

                             NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
                                                                             NNC

                         NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NRB

                       NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NNO

                       NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NII

Photo of: Man, woman and child at the beach.
Photo of: A child.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

Photo of: Woman
Photo of: Man and child
Photo of: Woman

NOW YOU CAN RECEIVE YOUR NUVEEN FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if you wish.

                               ------------------
                               DELIVERY DIRECT TO
                                YOUR E-MAIL INBOX
                               ------------------

IT'S FAST, EASY & FREE:

WWW.INVESTORDELIVERY.COM
if you get your Nuveen Fund dividends
and statements from your financial
advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
if you get your Nuveen Fund dividends
and statements directly from Nuveen.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)


Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
      LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with monthly tax-free income and an attractive total return. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

As I noted in my last letter to you, many market observers are wondering whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place over the past year in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin adjusting your holdings of fixed-income investments.

Nobody knows what the market will do in the future. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO
REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As in past reports, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

You may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions had, and will have, no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We recently sent you more information about this process. Be sure to read the information carefully and return your completed proxy form by the date indicated.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 2005

Nuveen Investments Georgia and North Carolina Municipal Closed-End Exchange-Traded Funds
(NPG, NZX, NKG, NNC, NRB, NNO, NII)


Portfolio Manager's
        COMMENTS

Portfolio manager Cathryn Steeves reviews the economic and municipal market environments, key investment strategies and the annual performance of these Funds. Cathryn, who joined Nuveen in 1996, has managed the North Carolina Funds since February 2004 and the Georgia Funds since August 2004.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED MAY 31, 2005?

During this 12-month reporting period, the Federal Reserve implemented eight separate one-quarter-point increases in the fed funds rate. These increases, which were intended to help control economic growth and head off an increase in the rate of inflation, raised this short-term target rate to 3.00% from 1.00%. (On June 30, 2005, after the close of this reporting period, the fed funds rate was raised another quarter point to 3.25%.) As the Fed raised short-term rates, many market observers expected to see longer-term interest rates increase as well. However, yields on longer-term municipal bonds (as measured by the widely-followed Bond Buyer 25 Revenue Bond Index) actually declined by 61 basis points during this reporting period. This resulted in a flattening of the municipal market yield curve over the 12-month period.

The Fed's actions during this period seem to have helped the U.S. maintain a fairly steady economic expansion. After growing at an annualized rate of 3.3% in the second quarter of 2004, the U.S. gross domestic product (GDP) grew by 4.0% in the third quarter of 2004 and by 3.8% in both the fourth quarter of 2004 and the first quarter of 2005. The year-over-year increase in the Consumer Price Index (CPI) as of May 31, 2005, was a modest 2.8%, while unemployment in May 2005 dropped to 5.1% nationally, down from 5.6% in May 2004.


HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN GEORGIA AND NORTH CAROLINA?

Although Georgia's economy has become more diversified and less dependent on manufacturing, the state experienced relatively weak job creation over this reporting period following a manufacturing-led decline in recent years. In contrast to the national unemployment numbers, Georgia's jobless rate has trended upward over the 12-month period, reaching 5.2% in May 2005 compared with 4.6% in May 2004. Longer-term, we believe that Georgia's location, mild climate and business-friendly environment should help to support future economic growth in the state. As of May 31, 2005, Georgia's general obligation debt carried AAA ratings from Moody's, Standard & Poor's and Fitch. For the 12-month period ended May 31, 2005, Georgia issuers offered $8.7 billion in new municipal debt, an increase of 32.5% over the previous 12-month period.

Following a slowdown in the fourth quarter of 2004, North Carolina's economy began to pick up steam in 2005, with financial services, professional and business activities, and residential and commercial construction serving as major growth drivers. Manufacturing remained the primary drag on the state's economy, as production continued to shift overseas. North Carolina's sizable tobacco industry also was under pressure with the ending of a decades-old subsidy program. However, we believe that future economic growth will be fueled by the state's expanding high-tech manufacturing and life sciences activity centers, with both expected to attract research investment over the long term. As of May 2005, the state's unemployment rate had declined to 5.1% from 5.6% in May 2004. As of May 31, 2005, North Carolina's debt was rated Aa1/AAA/AAA by Moody's, S&P, and Fitch, respectively. In September 2004, Moody's revised its outlook for the state to positive from stable, reflecting North Carolina's strong executive management and stabilizing economy. For the 12-month reporting period ended May 31, 2005, North Carolina issuers offered $7.5 billion in new municipal debt, up 7% over the previous 12-month period.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE GEORGIA AND NORTH CAROLINA FUNDS DURING THE 12 MONTHS ENDED MAY 31, 2005?

With many market participants anticipating higher interest rates throughout this reporting period, our focus continued to be on finding bonds that we believed would add immediate value to the Funds' portfolios while also offering the potential to perform well under a variety of future market scenarios.

Overall, our purchase activity emphasized bonds in the intermediate part of the yield curve - bonds that mature in 15 to 25 years. In these two states, we believed that this part of the yield curve generally offered more attractive opportunities and the best values during this period. We also placed an emphasis on purchasing premium bonds, which are bonds that at the time of purchase were trading above their par values because their coupons were higher than current interest rate levels. These bonds have been in great demand recently, since historically they have held their value better than current coupon bonds when interest rates rise.

Among the additions to all three of the Georgia Funds during this period were bonds issued for Coffee County Regional Medical Center. These provide an example of the type of hospital bonds we believed had the potential to add value to the Funds. These bonds, which were issued for the construction of a replacement facility for a sole community provider with an established patient base, were advance refunded and secured with U.S. Treasury bonds following our purchase, resulting in price appreciation. As another example, we added non-rated bonds issued for a continuing care retirement facility to the portfolios of NRB, NNO and NII during this period. These bonds offered very attractive yields and contributed to the overall diversification of these Funds.

Some of the additions to the Georgia and North Carolina Funds during this 12-month period were financed with the proceeds from sales of older pre-refunded bonds and bonds with shorter maturities. For example, in NPG and NZX we reduced our exposure to housing bonds by selling some higher-coupon issues which were due to be called.

As discussed in our last shareholder report, in late 2004 we began using forward interest rate swaps, a type of derivative financial instrument, in an attempt to reduce some of the interest rate risk in NZX, NKG, NRB, NNO and NII. It is important to note that we did not use these hedges in an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce these Funds' durations (and therefore their price sensitivity to interest rate changes) without having a negative impact on their income streams or common share dividends over the short term. The gain or loss from each Fund's hedging activity is reflected as an addition or subtraction to the Fund's net asset value (NAV) as the market value of each hedge fluctuates. The hedges were effective in helping to reduce the NAV volatility of these Funds over the course of this reporting period. However, they did have negative impacts on each Fund's total return for the period because declining long-term interest rates caused the value of the hedges to decline as the value of each Fund's portfolio rose.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 5/31/05

GEORGIA FUNDS              1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NPG                        11.88%           9.78%             7.31%
--------------------------------------------------------------------------------
NZX                        12.10%           NA                NA
--------------------------------------------------------------------------------
NKG                        12.61%           NA                NA
--------------------------------------------------------------------------------

NORTH CAROLINA FUNDS
--------------------------------------------------------------------------------
NNC                        10.52%           9.86%             7.35%
--------------------------------------------------------------------------------
NRB                        11.53%           NA                NA
--------------------------------------------------------------------------------
NNO                        11.56%           NA                NA
--------------------------------------------------------------------------------
NII                        12.39%           NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index1       7.96%           7.30%             6.22%
--------------------------------------------------------------------------------
Lipper Other States
Municipal Debt
Funds Average2             12.61%           9.88%             7.10%
--------------------------------------------------------------------------------

*    Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



For the 12 months ended May 31, 2005, the total returns on NAV for all seven of these Funds outperformed the return on the Lehman Brothers Municipal Bond Index. NKG matched the average return for the Lipper Other States peer group, while the other Funds trailed this measure. Please keep in mind that the Lipper Other States average represents the overall average of returns for funds from 10 different states displaying a variety of economic and municipal market conditions. We believe that makes direct comparisons between the returns of specific state funds with a multi-state group average less meaningful.

One of the primary factors benefiting the 12-month performance of these Funds relative to that of the unleveraged, unmanaged Lehman Brothers index was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, especially during periods when interest rates rise, this strategy also can provide


1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 44 funds; 5 years, 19 funds; and 10 years, 17 funds. Fund and Lipper returns assume reinvestment of dividends.

opportunities for additional income and total return for common shareholders when short-term interest rates remain relatively low and long-term rates fall.

As noted earlier, over most of this reporting period, longer-term rates tended to fall while shorter-term interest rates rose. As a result, the prices of bonds with longer maturities generally performed better than those of securities with shorter maturities. This benefited the total returns of NKG and NII in particular, since these Funds had more exposure to the longer end of the yield curve than the other Funds included in this report. Conversely, this market trend constrained the performance of NNC, which had relatively more exposure to the short end of the curve. Much of the performance differential between these seven Funds over this period was the result of this relative yield curve positioning.

All of the Funds in this report benefited during this 12-month period from their allocations to non-rated bonds, or to bonds rated BBB or lower. These bonds generally outperformed higher rated securities as the economy improved. However, the municipal markets in Georgia and North Carolina did not provide many opportunities to add to our lower-rated holdings over this period. As a result, the weightings of BBB rated bonds in the Georgia Funds remained stable or rose modestly. Among the North Carolina Funds, the BBB allocations remained relatively stable or declined slightly during this period.

Among the sectors making positive contributions to the Funds' 12-month returns were healthcare, airlines and industrial development revenue bonds. In addition, bonds backed by the 1998 master tobacco settlement agreement also produced solid performance during this reporting period, as the litigation environment improved and the supply/demand situation drove prices higher.

Housing was a sector of the market that tended to underperform relative to the rest of the market during this period, due largely to the increased risk of prepayments and bond calls in the current interest rate environment. NNC held a number of these issues, and although these holdings produced good income for the Fund, their overall performance hurt NNC's total return during this period. NRB and NNO were negatively impacted by their positions in bonds issued by Mecklenburg County for Sycamore Green Apartments, which were called at par after being priced at premiums for much of the period prior to their call.

NZX and NKG held small positions in DeKalb County bonds issued for General Motors projects, which were downgraded to sub-investment grade in early May 2005 by S&P. This downgrade had a slight negative impact on the performance of these two Funds.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MAY 31, 2005?

We continued to believe that, given the current geopolitical and economic climate, maintaining strong credit quality was an important requirement. As of May 31, 2005, all seven of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 79% in NNC to 82% in NZX, 83% in NPG, 84% in NRB, 87% NNO, 89% in NKG and 93% in NII.

As of May 31, 2005, potential call exposure for the period June 2005 through the end of 2007 ranged from 3% in NZX and NKG to 5% in NNO, 11% in NII, 12% in NRB, 14% in NPG and 15% in NNC. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION



Each of these Funds use leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders, the extent of the benefit was reduced. In addition, the decline in interest rates at the longer end of the yield curve during this period impacted the income streams of Funds such as NPG and NNC, which had to reinvest proceeds from called or maturing securities that had been issued when interest rates were higher. The decline in longer-term yields also had an impact on the relatively newer NKG and NII, which had fewer opportunities to build reserves. As a result, NPG, NNC and NII experienced a single dividend cut over the 12-month period ended May 31, 2005, while NKG's dividend was reduced twice. The dividends of NZX, NRB and NNO remained stable during this period.

In addition, due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions at the end of December 2004 as follows:

                           LONG-TERM
                       CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NPG                               --                            $0.0049
--------------------------------------------------------------------------------
NZX                          $0.0083                                 --
--------------------------------------------------------------------------------
NNO                          $0.0698                                 --
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable monthly dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2005, all of the Funds in this report except NKG and NII had positive UNII balances for both financial statement and tax purposes. Both NKG and NII had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                        5/31/05             12-MONTH AVERAGE
               PREMIUM/DISCOUNT             PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NPG                       +9.94%                      +7.10%
--------------------------------------------------------------------------------
NZX                       +3.86%                      +0.04%
--------------------------------------------------------------------------------
NKG                       -3.60%                      -4.06%
--------------------------------------------------------------------------------
NNC                      +13.46%                      +9.52%
--------------------------------------------------------------------------------
NRB                      +11.58%                      +7.04%
--------------------------------------------------------------------------------
NNO                       +4.50%                      +2.67%
--------------------------------------------------------------------------------
NII                       +4.19%                      +1.68%
--------------------------------------------------------------------------------

Nuveen Georgia Premium Income Municipal Fund
NPG

Performance
     OVERVIEW As of May 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                               13%
A                                10%
BBB                               6%
BB or Lower                       1%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0755
Jul                           0.0755
Aug                           0.0755
Sep                           0.0755
Oct                           0.0755
Nov                           0.0755
Dec                           0.0755
Jan                           0.0755
Feb                           0.0755
Mar                           0.0725
Apr                           0.0725
May                           0.0725


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        15.3
                              15.44
                              15.4
                              15.15
                              15.12
                              15.12
                              15.16
                              15.26
                              15
                              14.99
                              14.91
                              14.72
                              14.55
                              14.46
                              14.44
                              14.5
                              14.59
                              14.59
                              14.5
                              14.47
                              14.6
                              14.65
                              14.76
                              14.9
                              14.87
                              14.9
                              14.97
                              15.03
                              14.89
                              14.9
                              15
                              15.04
                              14.9
                              14.82
                              14.93
                              14.95
                              14.97
                              14.97
                              14.9
                              15.05
                              15.04
                              15.13
                              15.13
                              15.18
                              15.4
                              15.39
                              15.36
                              15.6
                              15.42
                              15.42
                              15.49
                              15.5
                              15.5
                              15.5
                              15.43
                              15.5
                              15.5
                              15.51
                              15.5
                              15.4
                              15.38
                              15.45
                              15.55
                              15.6
                              15.7
                              15.9
                              15.9
                              15.9
                              15.85
                              15.86
                              15.85
                              16.1
                              16.1
                              16.1
                              16.1
                              15.85
                              15.95
                              15.85
                              15.85
                              16.11
                              16.11
                              16.11
                              16.12
                              16.15
                              16.32
                              16.29
                              16.04
                              16
                              16.25
                              16.1
                              16.1
                              16.15
                              16.14
                              16.15
                              16
                              16.01
                              15.88
                              16.12
                              16.25
                              16.3
                              16.42
                              16.16
                              16.06
                              16.06
                              16.19
                              16.11
                              16.2
                              16.19
                              16.2
                              16.3
                              16.4
                              16.23
                              16.23
                              16.6
                              16.42
                              16.42
                              16.36
                              16.35
                              16.35
                              16.3
                              16.4
                              16.09
                              16.1
                              16.38
                              16.38
                              16.45
                              16.45
                              16.47
                              16.4
                              16.65
                              16.44
                              16.65
                              16.98
                              17.02
                              16.91
                              16.61
                              16.52
                              16.51
                              16.57
                              16.43
                              16.38
                              16.15
                              16.16
                              16.17
                              16.24
                              16.19
                              16.29
                              16.28
                              16.25
                              16.38
                              16.47
                              16.47
                              17.15
                              17.2
                              17.09
                              17.28
                              16.51
                              16.43
                              16.45
                              16.44
                              16.56
                              16.69
                              16.66
                              16.68
                              16.56
                              16.85
                              16.8
                              16.79
                              16.82
                              16.81
                              16.97
                              17.1
                              17.35
                              17.28
                              17
                              17.65
                              17.53
                              17.42
                              17.16
                              17.1
                              17.1
                              17.18
                              17.18
                              17.18
                              17.6
                              17.7
                              17.54
                              17.43
                              17.35
                              17.15
                              17.2
                              16.9
                              17.2
                              17.1
                              16.95
                              16.7
                              16.38
                              16.15
                              16.08
                              16.02
                              15.76
                              15.76
                              15.65
                              15.6
                              15.6
                              15.01
                              15.25
                              15.19
                              15.12
                              15.12
                              15.3
                              15.36
                              15.54
                              15.53
                              15.45
                              15.45
                              15.45
                              15.38
                              15.64
                              15.35
                              15.4
                              15.51
                              15.51
                              15.62
                              15.65
                              15.55
                              15.5
                              15.54
                              15.55
                              15.55
                              15.65
                              15.78
                              15.78
                              15.66
                              15.52
                              15.71
                              15.72
                              15.77
                              15.64
                              15.94
                              15.82
                              15.76
                              15.76
                              15.69
                              15.94
                              16.17
                              16.47
                              16.41
                              16.23
                              16.5
                              16.5
                              16.5
                              16.52
5/31/05                       16.7


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.70
------------------------------------
Common Share
Net Asset Value               $15.19
------------------------------------
Premium/(Discount) to NAV      9.94%
------------------------------------
Market Yield                   5.21%
------------------------------------
Taxable-Equivalent Yield1      7.72%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $57,687
------------------------------------
Average Effective Maturity
on Securities (Years)          17.93
------------------------------------
Leverage-Adjusted Duration      8.02
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         15.46%        11.88%
------------------------------------
5-Year         12.08%         9.78%
------------------------------------
10-Year         9.71%         7.31%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     23.8%
------------------------------------
Water and Sewer                16.5%
------------------------------------
Tax Obligation/Limited         11.8%
------------------------------------
Education and Civic
   Organizations               10.0%
------------------------------------
Utilities                       7.3%
------------------------------------
Tax Obligation/General          6.7%
------------------------------------
Housing/Multifamily             5.5%
------------------------------------
Housing/Single Family           4.8%
------------------------------------
U.S. Guaranteed                 4.2%
------------------------------------
Other                           9.4%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2004 of $0.0049 per share.

Nuveen Georgia Dividend Advantage Municipal Fund
NZX

Performance
      OVERVIEW As of May 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              74%
AA                                8%
A                                 6%
BBB                              12%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.073
Jul                            0.073
Aug                            0.073
Sep                            0.073
Oct                            0.073
Nov                            0.073
Dec                            0.073
Jan                            0.073
Feb                            0.073
Mar                            0.073
Apr                            0.073
May                            0.073


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        14.15
                              14.06
                              14.06
                              14.12
                              14.24
                              14.17
                              14.17
                              14
                              13.85
                              13.64
                              13.77
                              13.65
                              13.53
                              13.57
                              13.55
                              13.71
                              13.71
                              13.7
                              13.49
                              13.55
                              13.81
                              13.84
                              13.97
                              13.95
                              14.02
                              14.02
                              14.16
                              14.25
                              14.19
                              14.2
                              14.35
                              14.35
                              14.3
                              14.35
                              14.3
                              14.34
                              14.05
                              14.1
                              14.02
                              14.04
                              14.14
                              14.12
                              14.12
                              14.16
                              14.22
                              14.32
                              14.44
                              14.41
                              14.3
                              14.34
                              14.3
                              14.36
                              14.32
                              14.36
                              14.41
                              14.5
                              14.57
                              14.78
                              14.82
                              14.78
                              14.96
                              14.86
                              14.95
                              14.96
                              14.98
                              14.98
                              14.99
                              14.87
                              14.94
                              14.98
                              14.86
                              14.7
                              14.7
                              14.69
                              14.7
                              14.9
                              14.9
                              14.95
                              14.96
                              14.98
                              14.9
                              14.84
                              14.88
                              14.99
                              14.98
                              14.98
                              14.89
                              14.98
                              14.98
                              15.04
                              14.92
                              14.98
                              14.97
                              15.26
                              15
                              15.15
                              15.3
                              15.59
                              15.6
                              15.55
                              15.47
                              15.41
                              15.25
                              15.3
                              15.2
                              15
                              15.32
                              15.51
                              15.41
                              15.39
                              15.45
                              15.26
                              14.85
                              14.77
                              15.2
                              15.11
                              15.33
                              15.34
                              15.36
                              15.36
                              15.37
                              15.25
                              15.35
                              15.58
                              15.58
                              15.55
                              15.39
                              15.29
                              15.1
                              15.1
                              15.14
                              15.4
                              15.6
                              15.36
                              15.33
                              15.35
                              15.37
                              15.38
                              15.45
                              15.41
                              15.4
                              15.66
                              15.78
                              15.84
                              15.84
                              15.84
                              15.55
                              15.41
                              15.43
                              15.47
                              15.53
                              15.57
                              15.64
                              15.85
                              15.85
                              15.6
                              15.75
                              15.71
                              15.79
                              15.91
                              15.93
                              16.35
                              16.5
                              16.45
                              16.4
                              16.5
                              16.8
                              16.62
                              16.53
                              16.42
                              16.14
                              16.13
                              16.3
                              16.35
                              16.35
                              16.95
                              16.75
                              16.94
                              16.68
                              16.68
                              16.52
                              16.19
                              16.07
                              15.86
                              15.81
                              15.84
                              15.83
                              15.8
                              15.8
                              15.85
                              15.81
                              15.7
                              15.48
                              15.47
                              15.37
                              15.22
                              15.04
                              14.75
                              14.55
                              14.59
                              14.66
                              14.74
                              14.65
                              14.66
                              14.69
                              14.63
                              14.66
                              14.5
                              14.5
                              14.52
                              14.57
                              14.78
                              14.78
                              14.75
                              14.63
                              14.63
                              14.64
                              14.84
                              14.85
                              14.7
                              14.64
                              14.68
                              14.99
                              14.89
                              14.98
                              14.95
                              14.99
                              15.08
                              15.18
                              15.36
                              15.26
                              15.36
                              15.36
                              15.45
                              15.5
                              15.39
                              15.32
                              15.3
                              15.24
                              15.3
                              15.5
                              15.55
                              15.4
                              15.4
                              15.47
                              15.64
                              15.6
                              15.89
                              16
                              15.98
                              15.82
                              16
                              15.72
5/31/05                       15.89


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.89
------------------------------------
Common Share
Net Asset Value               $15.30
------------------------------------
Premium/(Discount) to NAV      3.86%
------------------------------------
Market Yield                   5.51%
------------------------------------
Taxable-Equivalent Yield1      8.16%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $30,007
------------------------------------
Average Effective Maturity
on Securities (Years)          16.58
------------------------------------
Leverage-Adjusted Duration      7.50
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         20.74%        12.10%
------------------------------------
Since
Inception       7.55%         7.88%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               20.8%
------------------------------------
Healthcare                     19.2%
------------------------------------
Water and Sewer                12.6%
------------------------------------
Utilities                      11.0%
------------------------------------
Tax Obligation/General          6.4%
------------------------------------
Housing/Single Family           6.3%
------------------------------------
Housing/Multifamily             5.7%
------------------------------------
Tax Obligation/Limited          3.8%
------------------------------------
U.S. Guaranteed                 3.8%
------------------------------------
Other                          10.4%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0083 per share.

Nuveen Georgia Dividend Advantage Municipal Fund 2
NKG

Performance
     OVERVIEW As of May 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              75%
AA                               14%
A                                 2%
BBB                               9%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                            0.067
Jul                            0.067
Aug                            0.067
Sep                            0.067
Oct                            0.067
Nov                            0.067
Dec                            0.065
Jan                            0.065
Feb                            0.065
Mar                            0.062
Apr                            0.062
May                            0.062


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        13.2
                              13.14
                              13.12
                              13.07
                              13.04
                              13.02
                              12.93
                              12.81
                              12.8
                              12.9
                              12.67
                              12.61
                              12.58
                              12.65
                              12.65
                              12.65
                              12.8
                              12.85
                              12.9
                              12.88
                              13.05
                              13.2
                              13.29
                              13.2
                              13.2
                              13.24
                              13.35
                              13.46
                              13.45
                              13.35
                              13.35
                              13.41
                              13.46
                              13.49
                              13.48
                              13.42
                              13.4
                              13.42
                              13.4
                              13.27
                              13.21
                              13.22
                              13.22
                              13.45
                              13.49
                              13.5
                              13.5
                              13.6
                              13.48
                              13.55
                              13.58
                              13.5
                              13.6
                              13.6
                              13.6
                              13.67
                              13.78
                              13.84
                              13.99
                              13.97
                              14.1
                              14.16
                              14.15
                              14.15
                              14.1
                              13.96
                              13.96
                              13.96
                              14.3
                              14.5
                              14.61
                              14.5
                              14.45
                              14.5
                              14.43
                              14.34
                              14.33
                              14.12
                              14.12
                              14.21
                              14.33
                              14.28
                              14.2
                              14.2
                              14.26
                              14.18
                              14.06
                              14.16
                              14.21
                              14.19
                              14.17
                              14.18
                              14.33
                              14.2
                              14.2
                              14.2
                              14.15
                              14.51
                              14.45
                              14.46
                              14.42
                              14.42
                              14.68
                              14.7
                              14.45
                              14.39
                              14.39
                              14.29
                              14.29
                              14.33
                              14.37
                              14
                              13.48
                              13.5
                              13.45
                              13.46
                              13.59
                              13.78
                              13.82
                              13.7
                              13.75
                              13.65
                              13.71
                              13.71
                              13.72
                              13.75
                              13.6
                              13.59
                              13.57
                              13.34
                              13.62
                              13.67
                              13.5
                              13.47
                              13.55
                              13.67
                              13.56
                              13.38
                              13.59
                              13.45
                              13.3
                              13.54
                              13.45
                              13.29
                              13.44
                              13.44
                              13.33
                              13.38
                              13.31
                              13.37
                              13.5
                              13.86
                              13.97
                              13.97
                              14.03
                              14.08
                              14.07
                              14.01
                              14.1
                              14.3
                              14.19
                              14.4
                              14.5
                              14.35
                              14.15
                              14.27
                              14.28
                              14.28
                              14.29
                              14.31
                              14.38
                              14.5
                              14.53
                              14.5
                              14.51
                              14.79
                              14.9
                              14.5
                              14.42
                              14.5
                              14.97
                              14.64
                              14.57
                              14.48
                              14.33
                              14.12
                              14.29
                              14.34
                              14.3
                              14.6
                              14.5
                              14.37
                              14.35
                              14.17
                              13.99
                              13.85
                              13.81
                              13.69
                              13.72
                              13.76
                              13.69
                              13.62
                              13.54
                              13.57
                              13.69
                              13.54
                              13.56
                              13.72
                              13.85
                              13.85
                              14
                              14.28
                              14.11
                              13.5
                              13.75
                              13.8
                              13.9
                              14
                              14
                              13.69
                              13.68
                              13.8
                              13.81
                              13.8
                              13.73
                              13.52
                              13.41
                              13.58
                              13.58
                              13.76
                              13.68
                              13.75
                              13.75
                              13.79
                              13.75
                              13.78
                              13.62
                              13.67
                              13.7
                              13.58
                              13.64
                              13.68
                              13.94
                              13.92
                              13.99
                              13.99
                              13.7
                              13.76
                              13.85
                              14
                              14.06
                              13.94
                              13.91
5/31/05                       14.18


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.18
------------------------------------
Common Share
Net Asset Value               $14.71
------------------------------------
Premium/(Discount) to NAV     -3.60%
------------------------------------
Market Yield                   5.25%
------------------------------------
Taxable-Equivalent Yield1      7.78%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $66,974
------------------------------------
Average Effective Maturity
on Securities (Years)          19.44
------------------------------------
Leverage-Adjusted Duration      7.28
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         13.61%        12.61%
------------------------------------
Since
Inception       3.45%         6.57%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------

Tax Obligation/Limited         21.6%
------------------------------------
Healthcare                     18.5%
------------------------------------
Water and Sewer                15.3%
------------------------------------
Education and Civic
   Organizations               13.8%
------------------------------------
Utilities                       6.7%
------------------------------------
Tax Obligation/General          6.4%
------------------------------------
Transportation                  4.0%
------------------------------------
Housing/Single Family           3.8%
------------------------------------
Other                           9.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen North Carolina Premium Income Municipal Fund
NNC


Performance
     OVERVIEW As of May 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              46%
AA                               33%
A                                17%
BBB                               4%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                           0.0745
Oct                           0.0745
Nov                           0.0745
Dec                           0.0745
Jan                           0.0745
Feb                           0.0745
Mar                           0.0715
Apr                           0.0715
May                           0.0715


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        15.32
                              15.26
                              15.18
                              15.2
                              15.19
                              15.19
                              15.18
                              15
                              14.93
                              14.93
                              14.86
                              14.88
                              14.68
                              14.59
                              14.42
                              14.53
                              14.56
                              14.58
                              14.56
                              14.6
                              14.99
                              15.04
                              15.08
                              15.05
                              15.35
                              15.42
                              15.38
                              15.27
                              15.11
                              15.17
                              15.08
                              15.24
                              15.23
                              15.25
                              15.3
                              15.32
                              15.62
                              15.35
                              15.49
                              15.63
                              15.7
                              15.85
                              15.85
                              16.37
                              16.05
                              16
                              16.04
                              16.3
                              16.15
                              16.19
                              16.24
                              15.98
                              16.17
                              16.08
                              16.01
                              16.3
                              16.27
                              16.5
                              16.3
                              16.14
                              16.1
                              16.24
                              16.25
                              16.15
                              16.19
                              16.4
                              16.44
                              16.4
                              16.33
                              16.35
                              16.4
                              16.5
                              16.28
                              16.4
                              16.34
                              16.31
                              16.45
                              16.64
                              16.35
                              16.48
                              16.38
                              16.23
                              16.25
                              16.27
                              16.28
                              16.3
                              16.29
                              16.22
                              16.4
                              16.27
                              16.37
                              16.46
                              16.62
                              16.67
                              16.67
                              16.72
                              16.77
                              16.65
                              16.45
                              16.35
                              16.43
                              16.4
                              16.48
                              16.39
                              16.48
                              16.48
                              16.48
                              16.45
                              16.49
                              16.57
                              16.72
                              16.51
                              16.5
                              16.5
                              16.5
                              16.27
                              16.33
                              16.56
                              16.58
                              16.8
                              16.78
                              16.51
                              16.45
                              16.47
                              16.47
                              16.51
                              16.43
                              16.38
                              16.31
                              16.3
                              16.37
                              16.35
                              16.33
                              16.49
                              16.47
                              16.43
                              16.9
                              16.75
                              16.71
                              16.98
                              16.95
                              16.84
                              17.15
                              17.06
                              17.4
                              17.49
                              17.28
                              17.39
                              17.52
                              17.45
                              17.36
                              17.39
                              17.28
                              16.94
                              16.85
                              16.81
                              16.67
                              16.95
                              16.9
                              16.64
                              16.71
                              16.86
                              16.95
                              16.72
                              16.64
                              16.68
                              16.85
                              16.85
                              16.91
                              17.17
                              17.2
                              17.31
                              17.18
                              17.2
                              17.45
                              17.49
                              17.4
                              17.03
                              16.97
                              16.95
                              17.29
                              17.2
                              17.4
                              17.4
                              17.3
                              17.3
                              17.2
                              17.45
                              17.28
                              17.4
                              17.5
                              17.1
                              17.2
                              17.18
                              17.2
                              17.09
                              16.95
                              16.89
                              17.05
                              17.3
                              17.3
                              17.15
                              16.78
                              16.4
                              16.69
                              16.35
                              16.1
                              16
                              16.2
                              16.2
                              16.4
                              16.57
                              16.55
                              16.3
                              16.15
                              16.25
                              15.9
                              16
                              16.25
                              16.17
                              16
                              16.2
                              16.13
                              16.27
                              16.34
                              16.3
                              16.31
                              16.35
                              16.42
                              16.33
                              16.4
                              16.55
                              16.55
                              16.75
                              16.9
                              16.81
                              16.91
                              16.9
                              16.9
                              17
                              16.98
                              16.98
                              16.95
                              17
                              17
                              17.13
                              17.3
                              17.21
                              17.03
                              16.97
                              17.23
                              17.33
                              17.29
5/31/05                       17.2


FUND SNAPSHOT
------------------------------------
Common Share Price            $17.20
------------------------------------
Common Share
Net Asset Value               $15.16
------------------------------------
Premium/(Discount) to NAV     13.46%
------------------------------------
Market Yield                   4.99%
------------------------------------
Taxable-Equivalent Yield1      7.56%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $96,008
------------------------------------
Average Effective Maturity
on Securities (Years)          15.67
------------------------------------
Leverage-Adjusted Duration      7.93
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         17.79%        10.52%
------------------------------------
5-Year         10.39%         9.86%
------------------------------------
10-Year         9.27%         7.35%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               20.8%
------------------------------------
Tax Obligation/Limited         19.7%
------------------------------------
Healthcare                     14.1%
------------------------------------
U.S. Guaranteed                12.0%
------------------------------------
Housing/Single Family           6.1%
------------------------------------
Water and Sewer                 6.0%
------------------------------------
Tax Obligation/General          5.9%
------------------------------------
Utilities                       5.5%
------------------------------------
Other                           9.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen North Carolina Dividend Advantage Municipal Fund
NRB

Performance
      OVERVIEW As of May 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              49%
AA                               35%
A                                 9%
BBB                               6%
NR                                1%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0765
Jul                           0.0765
Aug                           0.0765
Sep                           0.0765
Oct                           0.0765
Nov                           0.0765
Dec                           0.0765
Jan                           0.0765
Feb                           0.0765
Mar                           0.0765
Apr                           0.0765
May                           0.0765


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        14.84
                              14.91
                              14.85
                              14.76
                              14.8
                              14.8
                              14.8
                              14.73
                              14.7
                              14.87
                              15
                              15.15
                              14.92
                              14.76
                              14.59
                              14.65
                              14.7
                              14.72
                              14.73
                              14.73
                              14.88
                              14.99
                              14.9
                              15.25
                              15.25
                              15.15
                              15.2
                              15.22
                              15.19
                              15.06
                              15.2
                              15.55
                              15.4
                              15.36
                              15.37
                              15.4
                              15.34
                              15.2
                              15.2
                              15.33
                              15.45
                              15.55
                              15.55
                              15.42
                              15.5
                              15.65
                              15.8
                              15.81
                              15.9
                              15.9
                              15.86
                              15.86
                              15.85
                              15.85
                              15.85
                              15.9
                              15.92
                              15.96
                              16.14
                              16.14
                              16.05
                              16.1
                              16.12
                              16.15
                              16.12
                              16.15
                              16.1
                              16.1
                              16.13
                              16.11
                              16.25
                              16.3
                              16.3
                              16.07
                              16.07
                              16.4
                              16.25
                              16.2
                              16.2
                              16.23
                              16.23
                              16.25
                              16.25
                              16.35
                              16.35
                              16.39
                              16.43
                              16.5
                              16.35
                              16.45
                              16.56
                              16.56
                              16.55
                              16.56
                              16.55
                              16.85
                              16.85
                              16.75
                              16.85
                              16.75
                              16.9
                              16.62
                              16.92
                              16.95
                              16.9
                              16.67
                              16.69
                              16.67
                              16.62
                              16.75
                              16.75
                              16.75
                              16.75
                              16.75
                              16.84
                              16.84
                              16.84
                              16.63
                              16.63
                              16.8
                              17
                              17
                              16.85
                              16.76
                              16.69
                              16.54
                              16.57
                              16.45
                              16.31
                              16.44
                              16.45
                              16.54
                              16.54
                              16.58
                              16.41
                              16.5
                              16.5
                              16.46
                              16.43
                              16.4
                              16.6
                              16.6
                              16.7
                              16.7
                              16.76
                              16.76
                              16.67
                              16.75
                              16.68
                              16.65
                              16.7
                              16.84
                              16.69
                              16.8
                              16.76
                              16.7
                              17
                              17
                              17.05
                              16.83
                              16.83
                              16.83
                              16.83
                              16.8
                              16.8
                              16.8
                              16.9
                              16.83
                              16.88
                              16.8
                              16.9
                              16.86
                              16.73
                              16.65
                              16.88
                              17.05
                              17.05
                              17.05
                              17.05
                              17.02
                              17.12
                              16.92
                              16.84
                              16.77
                              16.72
                              16.75
                              16.63
                              17
                              17.1
                              17
                              16.92
                              16.86
                              16.86
                              16.86
                              16.86
                              17.05
                              17.05
                              17.05
                              17
                              16.96
                              16.86
                              16.62
                              16.86
                              16.75
                              16.55
                              16.55
                              16.7
                              16.7
                              16.44
                              16.44
                              16.45
                              16.31
                              16.55
                              16.65
                              16.5
                              16.43
                              16.43
                              16.55
                              16.55
                              16.5
                              16.49
                              16.49
                              16.62
                              16.62
                              16.53
                              16.5
                              16.5
                              16.5
                              16.95
                              16.74
                              16.75
                              17.03
                              17.03
                              17.22
                              17.22
                              17.23
                              17.23
                              16.8
                              16.8
                              16.95
                              16.8
                              16.73
                              16.56
                              16.73
                              16.88
                              16.7
                              17.2
                              17.08
                              16.82
                              17.05
                              16.84
                              16.86
                              16.85
5/31/05                       17.25


FUND SNAPSHOT
------------------------------------
Common Share Price            $17.25
------------------------------------
Common Share
Net Asset Value               $15.46
------------------------------------
Premium/(Discount) to NAV     11.58%
------------------------------------
Market Yield                   5.32%
------------------------------------
Taxable-Equivalent Yield1      8.06%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $34,820
------------------------------------
Average Effective Maturity
on Securities (Years)          16.52
------------------------------------
Leverage-Adjusted Duration      7.56
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         21.19%        11.53%
------------------------------------
Since
Inception       9.33%         8.07%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Water and Sewer                18.5%
------------------------------------
Education and Civic
   Organizations               18.3%
------------------------------------
Tax Obligation/Limited         16.6%
------------------------------------
Utilities                      14.0%
------------------------------------
Healthcare                     13.2%
------------------------------------
Housing/Multifamily             4.6%
------------------------------------
Tax Obligation/General          4.3%
------------------------------------
Other                          10.5%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen North Carolina Dividend Advantage Municipal Fund 2
NNO

Performance
     OVERVIEW As of May 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              59%
AA                               28%
A                                10%
BBB                               2%
NR                                1%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.072
Jul                            0.072
Aug                            0.072
Sep                            0.072
Oct                            0.072
Nov                            0.072
Dec                            0.072
Jan                            0.072
Feb                            0.072
Mar                            0.072
Apr                            0.072
May                            0.072


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        14.8
                              14.7
                              14.92
                              14.8
                              15
                              14.9
                              14.86
                              14.8
                              14.72
                              14.69
                              14.64
                              14.61
                              14.66
                              14.68
                              14.7
                              14.66
                              14.66
                              15.85
                              15.19
                              15.05
                              14.9
                              14.85
                              14.95
                              14.99
                              15.02
                              15.02
                              14.9
                              15.13
                              15.13
                              15.13
                              15.05
                              15.02
                              15.02
                              15.07
                              14.98
                              15.02
                              14.98
                              14.97
                              14.94
                              14.97
                              14.97
                              15.05
                              15.05
                              15.2
                              15.18
                              15.2
                              15.15
                              15.42
                              15.41
                              15.32
                              15.25
                              15.15
                              15.28
                              15.36
                              15.28
                              15.31
                              15.49
                              15.49
                              15.51
                              15.48
                              15.55
                              15.61
                              15.54
                              15.65
                              15.69
                              15.7
                              15.63
                              15.6
                              15.58
                              15.58
                              15.56
                              15.73
                              15.8
                              15.58
                              15.58
                              15.5
                              15.47
                              15.52
                              15.5
                              15.58
                              15.65
                              15.7
                              15.67
                              15.72
                              15.68
                              15.65
                              15.6
                              15.64
                              15.65
                              15.73
                              15.85
                              15.85
                              15.82
                              15.9
                              15.8
                              15.8
                              15.76
                              15.85
                              15.9
                              15.8
                              15.8
                              15.74
                              15.73
                              15.82
                              16.04
                              16
                              16.11
                              16.1
                              16
                              16.2
                              16.07
                              16.03
                              15.94
                              15.94
                              15.8
                              15.8
                              15.72
                              16.04
                              15.9
                              15.99
                              15.93
                              15.95
                              15.95
                              15.95
                              16
                              16.1
                              16.1
                              16.13
                              16.22
                              16.26
                              16.33
                              16.4
                              16.28
                              16.33
                              16.29
                              16.29
                              16.1
                              16
                              16.09
                              15.95
                              16
                              16.24
                              16.15
                              16.06
                              15.9
                              15.85
                              15.85
                              15.78
                              15.87
                              15.78
                              15.8
                              15.92
                              15.84
                              15.82
                              15.81
                              15.82
                              15.93
                              15.78
                              15.85
                              15.85
                              15.9
                              16.25
                              16.34
                              16.26
                              16.52
                              16.57
                              16.52
                              16.55
                              16.4
                              16.3
                              16.38
                              16.47
                              16.44
                              16.28
                              16.33
                              16.22
                              16.27
                              16.27
                              16.27
                              16.24
                              16.27
                              16.25
                              16.16
                              15.92
                              15.78
                              15.77
                              15.85
                              15.89
                              15.9
                              15.93
                              15.93
                              16.25
                              16.14
                              16.35
                              16.29
                              16.35
                              16.35
                              16.4
                              16.49
                              16.49
                              16.35
                              16.22
                              16.25
                              16.1
                              16.05
                              16
                              15.8
                              15.9
                              15.69
                              15.69
                              15.75
                              15.97
                              15.75
                              15.74
                              15.96
                              15.98
                              15.9
                              16.2
                              16.3
                              16.15
                              16.15
                              16.2
                              16.2
                              16.11
                              15.6
                              15.67
                              15.65
                              15.71
                              15.62
                              15.74
                              15.66
                              15.56
                              15.56
                              15.6
                              15.65
                              15.66
                              15.65
                              15.65
                              15.87
                              16
                              15.95
                              16.04
                              16.04
                              16.15
                              16.25
                              16.44
                              16.4
                              16.31
                              16.32
                              16.33
                              16.33
                              16.13
                              16.08
5/31/05                       16.25


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.25
------------------------------------
Common Share
Net Asset Value               $15.55
------------------------------------
Premium/(Discount) to NAV      4.50%
------------------------------------
Market Yield                   5.32%
------------------------------------
Taxable-Equivalent Yield1      8.06%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $58,155
------------------------------------
Average Effective Maturity
on Securities (Years)          15.29
------------------------------------
Leverage-Adjusted Duration      7.59
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         16.46%        11.56%
------------------------------------
Since
Inception       8.26%         8.43%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               21.0%
------------------------------------
Tax Obligation/Limited         20.2%
------------------------------------
Healthcare                     14.8%
------------------------------------
Transportation                 10.8%
------------------------------------
Water and Sewer                 9.9%
------------------------------------
Utilities                       8.7%
------------------------------------
U.S. Guaranteed                 7.2%
------------------------------------
Other                           7.4%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0698 per share.

Nuveen North Carolina Dividend Advantage Municipal Fund 3
NII

Performance
      OVERVIEW As of May 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              69%
AA                               24%
A                                 2%
BBB                               5%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                            0.067
Jul                            0.067
Aug                            0.067
Sep                            0.067
Oct                            0.067
Nov                            0.067
Dec                            0.067
Jan                            0.067
Feb                            0.067
Mar                            0.064
Apr                            0.064
May                            0.064


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        13.79
                              14
                              14.07
                              14.1
                              13.88
                              14
                              14
                              14.16
                              13.8
                              14.1
                              14.06
                              13.75
                              13.79
                              13.85
                              13.62
                              13.69
                              13.68
                              13.62
                              13.64
                              13.57
                              13.69
                              13.76
                              13.85
                              13.9
                              14.04
                              14.12
                              14.04
                              14.15
                              14.13
                              14.05
                              14.06
                              14.2
                              14.29
                              14.23
                              14.15
                              14.12
                              14.03
                              13.97
                              13.85
                              13.9
                              14.15
                              14.32
                              14.32
                              14.29
                              14.28
                              14.23
                              14.21
                              14.4
                              14.49
                              14.53
                              14.43
                              14.3
                              14.34
                              14.31
                              14.38
                              14.65
                              14.55
                              14.67
                              14.74
                              14.65
                              14.57
                              14.55
                              14.57
                              14.57
                              14.64
                              14.64
                              14.64
                              14.64
                              14.58
                              14.55
                              14.65
                              14.78
                              14.66
                              14.55
                              14.47
                              14.62
                              14.48
                              14.53
                              14.56
                              14.56
                              14.8
                              14.78
                              14.8
                              14.82
                              14.75
                              14.72
                              14.65
                              14.65
                              14.72
                              14.63
                              14.92
                              14.89
                              15.02
                              15.03
                              14.9
                              14.9
                              14.85
                              14.8
                              14.9
                              14.77
                              15
                              14.94
                              14.74
                              14.95
                              15
                              14.9
                              15.12
                              15.05
                              15.05
                              15.28
                              15.2
                              15
                              14.8
                              14.75
                              14.55
                              14.46
                              14.65
                              14.86
                              15.15
                              14.98
                              15.2
                              15.15
                              15.15
                              15.16
                              15.05
                              15.13
                              15.03
                              14.85
                              14.82
                              14.7
                              15
                              15.19
                              14.98
                              15
                              15.03
                              14.9
                              14.66
                              14.7
                              15.15
                              15.04
                              15.15
                              15.07
                              15.07
                              15.22
                              15.15
                              15.06
                              14.87
                              14.96
                              14.95
                              14.95
                              14.97
                              15.1
                              15.4
                              15.3
                              14.81
                              14.85
                              14.9
                              14.82
                              14.85
                              14.83
                              15.02
                              15.1
                              15.35
                              15.51
                              15.4
                              15.3
                              15.18
                              15.1
                              15.35
                              15.37
                              15.3
                              15.29
                              15.2
                              15.29
                              15.28
                              15.05
                              15.03
                              15.03
                              15.03
                              15.01
                              15.07
                              14.97
                              14.64
                              14.56
                              14.79
                              14.67
                              14.71
                              14.82
                              14.97
                              14.91
                              15.1
                              15.15
                              15.24
                              15.33
                              15.4
                              15.17
                              15.1
                              15.01
                              15.02
                              14.92
                              14.74
                              14.8
                              14.64
                              14.35
                              14.29
                              14.17
                              14.1
                              13.75
                              13.8
                              13.91
                              14.21
                              14.51
                              14.54
                              14.51
                              14.59
                              15
                              14.94
                              15.08
                              15.01
                              15.03
                              15
                              14.92
                              15.15
                              15.2
                              15.2
                              15.05
                              14.95
                              15
                              14.95
                              14.96
                              15.05
                              14.98
                              14.98
                              14.97
                              14.89
                              14.85
                              14.84
                              14.75
                              14.9
                              14.9
                              14.9
                              14.75
                              14.88
                              14.85
                              14.8
                              14.98
                              14.9
                              15.07
                              15.1
                              15.07
                              15.3
                              15.25
                              15.35
5/31/05                       15.4


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.40
------------------------------------
Common Share
Net Asset Value               $14.78
------------------------------------
Premium/(Discount) to NAV      4.19%
------------------------------------
Market Yield                   4.99%
------------------------------------
Taxable-Equivalent Yield1      7.56%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $58,035
------------------------------------
Average Effective Maturity
on Securities (Years)          16.91
------------------------------------
Leverage-Adjusted Duration      6.36
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         18.78%        12.39%
------------------------------------
Since
Inception       6.39%         6.74%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         25.0%
------------------------------------
Water and Sewer                17.9%
------------------------------------
Education and Civic
   Organizations               10.1%
------------------------------------
Utilities                      10.0%
------------------------------------
Healthcare                      7.8%
------------------------------------
Tax Obligation/General          7.7%
------------------------------------
U.S. Guaranteed                 7.0%
------------------------------------
Transportation                  6.2%
------------------------------------
Other                           8.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 at May 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


CHICAGO, ILLINOIS
JULY 14, 2005

                        Nuveen Georgia Premium Income Municipal Fund (NPG)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.4% (3.7% OF TOTAL INVESTMENTS)

$       2,000   Cartersville Development Authority, Georgia, Water and                5/07 at 101.00          A+     $    2,086,120
                 Wastewater Facilities Revenue Refunding Bonds, Anheuser
                 Busch Companies Inc., Series 1997, 6.125%, 5/01/27
                 (Alternative Minimum Tax)

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          1,011,190
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.4% (10.0% OF TOTAL INVESTMENTS)

        1,000   Athens-Clarke County Unified Government Development                  12/12 at 100.00         AAA          1,089,290
                 Authority, Georgia, Educational Facilities Revenue Bonds,
                 UGAREF CCRC Building LLC Project, Series 2002,
                 5.000%, 12/15/16 - AMBAC Insured

                Atlanta Urban Residential Finance Authority, Georgia, Dormitory
                Facility Revenue Refunding Bonds, Morehouse College Project,
                Series 1995:
        1,210    5.750%, 12/01/20 - MBIA Insured                                     12/05 at 102.00         AAA          1,250,353
        1,375    5.750%, 12/01/25 - MBIA Insured                                     12/05 at 102.00         AAA          1,419,467

        1,550   Bulloch County Development Authority, Georgia, Student                8/14 at 100.00         Aaa          1,699,250
                 Housing and Athletic Facility Lease Revenue Bonds,
                 Georgia Southern University, Series 2004, 5.250%, 8/01/21 -
                 XLCA Insured

          700   Carrollton Payroll Development Authority, Georgia, Student            9/14 at 100.00         Aaa            747,775
                 Housing Revenue Bonds, University of West Georgia,
                 Series 2004A, 5.000%, 9/01/21 - XLCA Insured

          395   DeKalb County Development Authority, Georgia, Revenue                10/05 at 101.00          AA            403,919
                 Bonds, Emory University, Series 1994A, 6.000%, 10/01/14

        1,535   Fulton County Development Authority, Georgia, Revenue                 5/14 at 100.00         AAA          1,723,176
                 Bonds, Georgia Tech Molecular Science Building,
                 Series 2004, 5.250%, 5/01/15 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 34.6% (23.8% OF TOTAL INVESTMENTS)

        2,300   Chatham County Hospital Authority, Savannah, Georgia,                 7/11 at 101.00          A-          2,527,930
                 Hospital Revenue Improvement Bonds, Memorial Health
                 University Medical Center Inc., Series 2001A, 6.125%, 1/01/24

        2,000   Clarke County Hospital Authority, Georgia, Hospital Revenue           1/12 at 101.00         AAA          2,116,340
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.125%, 1/01/32 - MBIA Insured

          900   Coffee County Hospital Authority, Georgia, Revenue Bonds,             1/14 at 100.00        BBB+            951,858
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

        3,000   Floyd County Hospital Authority, Georgia, Revenue                     7/12 at 101.00         Aaa          3,208,770
                 Anticipation Certificates, Floyd Medical Center Project,
                 Series 2002, 5.200%, 7/01/32 - MBIA Insured

        1,090   Floyd County Hospital Authority, Georgia, Revenue                     7/13 at 101.00         Aaa          1,177,625
                 Anticipation Certificates, Floyd Medical Center, Series 2003,
                 5.000%, 7/01/19 - MBIA Insured

        1,765   Gainesville and Hall County Hospital Authority, Georgia,             10/05 at 102.00         AAA          1,815,920
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 1995, 6.000%, 10/01/25 - MBIA Insured

        1,750   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          1,827,578
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 2001, 5.500%, 5/15/31

        3,750   Gwinnett County Hospital Authority, Georgia, Revenue                  2/12 at 102.00         AAA          4,072,913
                 Anticipation Certificates, Gwinnett Hospital System Inc.
                 Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

        1,060   Henry County Hospital Authority, Georgia, Revenue                     7/14 at 101.00         Aaa          1,149,538
                 Certificates, Henry Medical Center, Series 2004,
                 5.000%, 7/01/20 - MBIA Insured

        1,000   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA          1,074,980
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.0% (5.5% OF TOTAL INVESTMENTS)

        3,000   Macon-Bibb County Urban Development Authority, Georgia,               7/05 at 102.50         AAA          3,076,830
                 Multifamily Housing Revenue Refunding Bonds,
                 Series 1997A, 5.550%, 1/01/24 - MBIA Insured

        1,500   Marietta Housing Authority, Georgia, GNMA Collateralized             10/06 at 102.00          AA          1,543,200
                 Multifamily Housing Revenue Bonds, Country Oaks
                 Apartments, Series 1996, 6.150%, 10/20/26
                 (Alternative Minimum Tax)


                                       19


                        Nuveen Georgia Premium Income Municipal Fund (NPG) (continued)
                             Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.9% (4.8% OF TOTAL INVESTMENTS)

$       2,950   Georgia Housing and Finance Authority, Single Family Mortgage        12/10 at 100.00         AAA     $    3,061,009
                 Resolution 1 Bonds, Series 2001A-2, 5.700%, 12/01/31
                 (Alternative Minimum Tax)

          900   Georgia Housing and Finance Authority, Single Family                 12/11 at 100.00         AAA            937,602
                 Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

          500   Savannah Economic Development Authority, Georgia,                     7/12 at 100.00         AAA            531,830
                 Revenue Bonds, GTREP Project, Series 2002,
                 5.000%, 7/01/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 3.2% (2.2% OF TOTAL INVESTMENTS)

          750   Effingham County Industrial Development Authority, Georgia,           6/11 at 101.00         BB+            795,240
                 Pollution Control Revenue Refunding Bonds, Georgia-Pacific
                 Project, Series 2001, 6.500%, 6/01/31

        1,000   Richmond County Development Authority, Georgia,                       2/11 at 101.00         BBB          1,070,800
                 Environmental Improvement Revenue Bonds, International
                 Paper Company, Series 2001A, 6.250%, 2/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.7% (6.7% OF TOTAL INVESTMENTS)

        1,805   Forsyth County, Georgia, General Obligation Bonds,                      No Opt. Call          AA          2,027,069
                 Series 2004, 5.250%, 3/01/13

        2,500   Georgia, General Obligation Bonds, Series 2002D,                      8/12 at 100.00         AAA          2,726,650
                 5.000%, 8/01/16

          800   Puerto Rico, General Obligation and Public Improvement Bonds,         7/14 at 100.00         BBB            868,528
                 Series 2004A, 5.250%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.2% (11.8% OF TOTAL INVESTMENTS)

        3,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,          10/19 at 100.00         AAA          3,614,970
                 Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                 MBIA Insured

        2,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb               1/14 at 100.00         AAA          2,156,840
                 County, Georgia, Revenue Bonds, Performing Arts Center,
                 Series 2004, 5.000%, 1/01/22

        2,600   Macon-Bibb County Urban Development Authority, Georgia,               8/12 at 101.00          AA          2,917,122
                 Revenue Refunding Bonds, Public Facilities Projects,
                 Series 2002A, 5.375%, 8/01/17

        1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia,                  No Opt. Call         AAA          1,223,130
                 Sales Tax Revenue Refunding Bonds, Series 1992P,
                 6.250%, 7/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.2% (2.9% OF TOTAL INVESTMENTS)

        2,290   Atlanta, Georgia, Airport General Revenue Bonds,                      1/15 at 100.00         AAA          2,436,010
                 Series 2004G, 5.000%, 1/01/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 6.1% (4.2% OF TOTAL INVESTMENTS)

          500   Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,           No Opt. Call         AAA            559,650
                 Series 1994A, 6.500%, 1/01/09 - AMBAC Insured

        2,500   Forsyth County School District, Georgia, General Obligation           2/10 at 102.00       AA***          2,835,075
                 Bonds, Series 1999, 5.750%, 2/01/19
                 (Pre-refunded to 2/01/10)

                Georgia Municipal Electric Authority, Project One Special
                Obligation Bonds, Fifth Crossover Series 1998Y:
           85    6.400%, 1/01/09                                                        No Opt. Call       A+***             94,701
           10    6.400%, 1/01/09                                                        No Opt. Call       A+***             11,141


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.6% (7.3% OF TOTAL INVESTMENTS)

          885   Coweta County Development Authority, Georgia, Revenue                 1/13 at 100.00         Aaa            973,730
                 Bonds, Newnan Water and Sewer, and Light Commission
                 Project, Series 2002, 5.250%, 1/01/18 - FGIC Insured

        1,000   Fairburn, Georgia, Combined Utility Revenue Bonds,                   10/10 at 101.00         BBB          1,071,660
                 Series 2000, 5.750%, 10/01/20

        1,655   Georgia Municipal Electric Authority, Project One Special               No Opt. Call          A+          1,834,088
                 Obligation Bonds, Fifth Crossover Series 1998Y,
                 6.400%, 1/01/09

        1,000   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call         AAA          1,150,230
                 Bonds, Series 1993Z, 5.500%, 1/01/20 - FGIC Insured

        1,000   Municipal Electric Authority of Georgia, Project One                  1/13 at 100.00         AAA          1,080,030
                 Subordinated Lien Revenue Bonds, Series 2003A,
                 5.000%, 1/01/22 - MBIA Insured


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 24.0% (16.5% OF TOTAL INVESTMENTS)

$       1,225   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA     $    1,310,860
                 Series 2004, 5.000%, 11/01/24 - FSA Insured

                Augusta, Georgia, Water and Sewerage Revenue Bonds,
                Series 2002:
          500    5.000%, 10/01/16 - FSA Insured                                      10/12 at 100.00         AAA            543,565
        1,990    5.000%, 10/01/17 - FSA Insured                                      10/12 at 100.00         AAA          2,160,722

        3,500   Coweta County Water and Sewer Authority, Georgia, Revenue             6/11 at 102.00         Aaa          3,815,980
                 Bonds, Series 2001, 5.250%, 6/01/26 - AMBAC Insured

        2,500   DeKalb County, Georgia, Water and Sewerage Revenue                   10/10 at 101.00          AA          2,635,525
                 Bonds, Series 2000, 5.125%, 10/01/31

        1,950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             1/14 at 100.00         AAA          2,097,030
                 Series 2004, 5.000%, 1/01/22 - FGIC Insured

        1,000   Midgeville, Georgia, Water and Sewerage Revenue Refunding               No Opt. Call         AAA          1,225,520
                 Bonds, Series 1996, 6.000%, 12/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      77,275   Total Long-Term Investments (cost $78,446,822) - 145.2%                                                  83,740,329
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      1,746,866
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.2)%                                                        (27,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   57,687,195
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                      * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                        Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.4% (1.7% OF TOTAL INVESTMENTS)

$         750   DeKalb County Development Authority, Georgia, Pollution              12/12 at 101.00        Baa3     $      734,213
                 Control Revenue Refunding Bonds, General Motors
                 Corporation Projects, Series 2002, 6.000%, 3/15/21


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.6% (2.4% OF TOTAL INVESTMENTS)

        1,000   Cartersville Development Authority, Georgia, Waste and                2/12 at 100.00          A+          1,076,030
                 Wastewater Facilities Revenue Refunding Bonds, Anheuser
                 Busch Cos. Inc. Project, Series 2002, 5.950%, 2/01/32
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 30.4% (20.8% OF TOTAL INVESTMENTS)

        1,000   Athens Housing Authority, Georgia, Student Housing Lease             12/12 at 100.00         Aaa          1,084,690
                 Revenue Bonds, UGAREF East Campus Housing LLC Project,
                 Series 2002, 5.250%, 12/01/21 - AMBAC Insured

        1,200   Atlanta Development Authority, Georgia, Revenue Bonds,                1/12 at 100.00         AAA          1,266,612
                 Yamacraw Design Center Project, Series 2001A,
                 5.125%, 1/01/27 - MBIA Insured

        1,475   Bulloch County Development Authority, Georgia, Student                8/14 at 100.00         Aaa          1,621,777
                 Housing and Athletic Facility Lease Revenue Bonds,
                 Georgia Southern University, Series 2004,
                 5.250%, 8/01/20 - XLCA Insured

        1,620   Bulloch County Development Authority, Georgia, Student                8/12 at 100.00         Aaa          1,728,313
                 Housing Lease Revenue Bonds, Georgia Southern University,
                 Series 2002, 5.000%, 8/01/20 - AMBAC Insured

          500   Carrollton Payroll Development Authority, Georgia,                    9/14 at 100.00         Aaa            534,125
                 Student Housing Revenue Bonds, University of West
                 Georgia, Series 2004A, 5.000%, 9/01/21 - XLCA Insured

        1,485   Fulton County Development Authority, Georgia, Revenue                 4/12 at 100.00         AAA          1,580,248
                 Bonds, Georgia Tech Athletic Association, Series 2001,
                 5.000%, 10/01/20 - AMBAC Insured

        1,250   Private Colleges and Universities Authority, Georgia,                10/11 at 102.00        Baa1          1,344,350
                 Revenue Bonds, Mercer University, Series 2001,
                 5.750%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 28.2% (19.2% OF TOTAL INVESTMENTS)

          210   Chatham County Hospital Authority, Savannah, Georgia,                 7/11 at 101.00          A-            230,811
                 Hospital Revenue Improvement Bonds, Memorial Health
                 University Medical Center Inc., Series 2001A, 6.125%, 1/01/24

        1,000   Clarke County Hospital Authority, Georgia, Hospital Revenue           1/12 at 101.00         AAA          1,095,690
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.375%, 1/01/19 - MBIA Insured

          500   Coffee County Hospital Authority, Georgia, Revenue Bonds,             1/14 at 100.00        BBB+            528,810
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

        1,250   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          1,305,413
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 2001, 5.500%, 5/15/31

        1,900   Gwinnett County Hospital Authority, Georgia, Revenue                  2/12 at 102.00         AAA          2,063,609
                 Anticipation Certificates, Gwinnett Hospital System Inc.
                 Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

          500   Henry County Hospital Authority, Georgia, Revenue                     7/14 at 101.00         Aaa            542,235
                 Certificates, Henry Medical Center, Series 2004,
                 5.000%, 7/01/20 - MBIA Insured

          500   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA            537,490
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

        2,000   Valdosta and Lowndes County Hospital Authority,                      10/12 at 101.00         AAA          2,164,420
                 Georgia, Revenue Certificates, South Georgia Medical
                 Center, Series 2002, 5.250%, 10/01/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.4% (5.7% OF TOTAL INVESTMENTS)

          990   DeKalb County Housing Authority, Georgia, GNMA                        8/11 at 103.00         Aaa          1,040,688
                 Collateralized Multifamily Housing Revenue Bonds,
                 Castaways Apartments, Series 2001A, 5.400%, 2/20/29

        1,400   Savannah Housing Authority, Georgia, FNMA Multifamily                 8/16 at 100.00         Aaa          1,485,400
                 Housing Revenue Refunding Bonds, Chatham Gardens,
                 Series 2001, 5.625%, 8/01/31 (Alternative Minimum Tax)
                 (Mandatory put 2/01/19)


                                       22


   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.3% (6.3% OF TOTAL INVESTMENTS)

$       2,000   Georgia Housing and Finance Authority, Single Family                 12/11 at 100.00         AAA     $    2,099,960
                 Mortgage Resolution 1 Bonds, Series 2002A-2,
                 5.450%, 12/01/22 (Alternative Minimum Tax)

          650   Georgia Housing and Finance Authority, Single Family                 12/11 at 100.00         AAA            677,157
                 Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.7% (1.8% OF TOTAL INVESTMENTS)

          750   Savannah Economic Development Authority, Georgia,                     7/12 at 100.00         AAA            811,455
                 Revenue Bonds, GTREP Project, Series 2002,
                 5.000%, 7/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 3.0% (2.0% OF TOTAL INVESTMENTS)

          850   Richmond County Development Authority, Georgia,                       2/12 at 101.00         BBB            897,864
                 Environmental Improvement Revenue Refunding Bonds,
                 International Paper Company, Series 2002A, 6.000%, 2/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.4% (6.4% OF TOTAL INVESTMENTS)

        2,000   Georgia, General Obligation Bonds, Series 2002D,                      8/12 at 100.00         AAA          2,176,040
                 5.000%, 8/01/18

          595   Puerto Rico, General Obligation and Public Improvement                7/14 at 100.00         BBB            645,968
                 Bonds, Series 2004A, 5.250%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.6% (3.8% OF TOTAL INVESTMENTS)

        1,525   Macon-Bibb County Urban Development Authority, Georgia,               8/12 at 101.00          AA          1,680,916
                 Revenue Refunding Bonds, Public Facilities Projects,
                 Series 2002A, 5.000%, 8/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.7% (2.5% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA          1,095,660
                 Series 2000A, 5.400%, 1/01/15 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 5.6% (3.8% OF TOTAL INVESTMENTS)

          500   Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,           No Opt. Call         AAA            559,650
                 Series 1994A, 6.500%, 1/01/09 - AMBAC Insured

        1,000   Rockdale County Water and Sewerage Authority, Georgia,                1/10 at 101.00         AAA          1,107,650
                 Revenue Bonds, Series 1999A, 5.375%, 7/01/29
                 (Pre-refunded to 1/01/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.2% (11.0% OF TOTAL INVESTMENTS)

        1,500   Coweta County Development Authority, Georgia, Revenue                 1/13 at 100.00         Aaa          1,650,390
                 Bonds, Newnan Water and Sewer, and Light Commission
                 Project, Series 2002, 5.250%, 1/01/18 - FGIC Insured

        1,250   Municipal Electric Authority of Georgia, Combustion Turbine          11/07 at 100.00         AAA          1,369,538
                 Revenue Bonds, Series 2002A, 5.250%, 11/01/20 -
                 MBIA Insured

          500   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA            560,590
                 Revenue Bonds, Series 2003A, 5.250%, 11/01/15 -
                 MBIA Insured

        1,200   Summerville, Georgia, Combined Public Utility System                  1/12 at 101.00        Baa3          1,272,084
                 Revenue Refunding and Improvement Bonds, Series 2002,
                 5.750%, 1/01/26


                                       23


                        Nuveen Georgia Dividend Advantage Municipal Fund (NZX) (continued)
                             Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 18.5% (12.6% OF TOTAL INVESTMENTS)

$       1,200   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA     $    1,284,108
                 Series 2004, 5.000%, 11/01/24 - FSA Insured

        2,065   Augusta, Georgia, Water and Sewerage Revenue Bonds,                  10/12 at 100.00         AAA          2,244,923
                 Series 2002, 5.000%, 10/01/16 - FSA Insured

          500   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             1/14 at 100.00         AAA            537,700
                 Series 2004, 5.000%, 1/01/22 - FGIC Insured

        1,395   Macon Water Authority, Georgia, Water and Sewer Revenue              10/11 at 101.00         AA-          1,486,371
                 Bonds, Series 2001B, 5.000%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      41,010   Total Long-Term Investments (cost $41,845,038) - 147.0%                                                  44,122,948
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                        884,526
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.0)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   30,007,474
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2005:
                                                                                                                         UNREALIZED
                                                                              NOTIONAL     EFFECTIVE     TERMINATION   APPRECIATION
                                                                                AMOUNT       DATE(2)            DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Morgan Stanley dated December 8, 2004, to pay semi-annually the notional amount multiplied by 5.313% (annualized)
and receive quarterly the notional amount multiplied by the
three-month USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                             $  200,000       7/18/05         7/18/35       $(17,461)

Agreement with Morgan Stanley dated January 31, 2005, to pay semi-annually the notional amount multiplied by 5.058% (annualized)
and receive quarterly the notional amount multiplied by the
three-month USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                              1,100,000       8/16/05         8/16/35        (49,949)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(67,410)
------------------------------------------------------------------------------------------------------------------------------------

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                      * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                                 See accompanying notes to financial statements.

                        Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.6% (1.7% OF TOTAL INVESTMENTS)

$       1,750   DeKalb County Development Authority, Georgia, Pollution              12/12 at 101.00        Baa3     $    1,713,163
                 Control Revenue Refunding Bonds, General Motors
                 Corporation Projects, Series 2002, 6.000%, 3/15/21


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.0% (2.1% OF TOTAL INVESTMENTS)

        2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          2,022,380
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.3% (13.8% OF TOTAL INVESTMENTS)

        1,225   Athens-Clarke County Unified Government Development                  12/12 at 100.00         AAA          1,331,012
                 Authority, Georgia, Educational Facilities Revenue Bonds,
                 UGAREF CCRC Building LLC Project, Series 2002,
                 5.000%, 12/15/18 - AMBAC Insured

                Athens Housing Authority, Georgia, Student Housing Lease Revenue
                Bonds, UGAREF East Campus Housing LLC Project, Series 2002:
        3,500    5.000%, 12/01/27 - AMBAC Insured                                    12/12 at 100.00         Aaa          3,688,895
        2,500    5.000%, 12/01/33 - AMBAC Insured                                    12/12 at 100.00         Aaa          2,618,525

        1,050   Fulton County Development Authority, Georgia, Revenue                 2/12 at 100.00         AAA          1,098,038
                 Bonds, TUFF Morehouse Project, Series 2002A,
                 5.000%, 2/01/34 - AMBAC Insured

        2,000   Fulton County Development Authority, Georgia, Revenue                11/13 at 100.00         AAA          2,161,120
                 Bonds, Georgia Tech - Klaus Parking and Family Housing,
                 Series 2003, 5.000%, 11/01/23 - MBIA Insured

        1,315   Private Colleges and Universities Authority, Georgia, Revenue         9/11 at 100.00          AA          1,383,972
                 Bonds, Emory University, Series 2001A, 5.125%, 9/01/33

        1,250   Private Colleges and Universities Authority, Georgia, Revenue        10/11 at 102.00        Baa1          1,344,350
                 Bonds, Mercer University, Series 2001, 5.750%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 27.2% (18.5% OF TOTAL INVESTMENTS)

        1,000   Chatham County Hospital Authority, Savannah, Georgia,                 1/14 at 100.00          A-          1,060,960
                 Hospital Revenue Bonds, Memorial Health University
                 Medical Center Inc., Series 2004A, 5.375%, 1/01/26

        1,000   Coffee County Hospital Authority, Georgia, Revenue Bonds,             1/14 at 100.00        BBB+          1,057,620
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

                Floyd County Hospital Authority, Georgia, Revenue Anticipation
                Certificates, Floyd Medical Center Project, Series 2002:
        1,480    5.000%, 7/01/22 - MBIA Insured                                       7/12 at 101.00         Aaa          1,576,925
        1,000    5.200%, 7/01/32 - MBIA Insured                                       7/12 at 101.00         Aaa          1,069,590

        1,145   Floyd County Hospital Authority, Georgia, Revenue Anticipation        7/13 at 101.00         Aaa          1,233,749
                 Certificates, Floyd Medical Center, Series 2003,
                 5.000%, 7/01/20 - MBIA Insured

        1,250   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          1,305,413
                 Revenue Anticipation Certificates, Northeast Georgia
                 Health Services Inc., Series 2001, 5.500%, 5/15/31

          750   Glynn-Brunswick Memorial Hospital Authority, Georgia,                 8/06 at 102.00         AAA            783,083
                 Revenue Bonds, Southeast Georgia Health Systems,
                 Series 1996, 5.250%, 8/01/13 - MBIA Insured

                Newnan Hospital Authority, Georgia, Revenue Anticipation
                Certificates, Newnan Hospital Inc., Series 2002:
        2,260    5.500%, 1/01/19 - MBIA Insured                                       1/13 at 100.00         Aaa          2,494,543
        3,020    5.500%, 1/01/20 - MBIA Insured                                       1/13 at 100.00         Aaa          3,335,499

        2,000   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA          2,149,960
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

        1,945   Tift County Hospital Authority, Georgia, Revenue Anticipation        12/12 at 101.00         Aaa          2,120,925
                 Bonds, Tift Regional Medical Center, Series 2002,
                 5.250%, 12/01/19 - AMBAC Insured


                                       25


                    Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
                         (continued) Portfolio of INVESTMENTS May 31, 2005

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.5% (3.0% OF TOTAL INVESTMENTS)

                Savannah Economic Development Authority, Georgia, GNMA
                Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III
                Apartments, Series 2002A:
$         500    5.150%, 11/20/22 (Alternative Minimum Tax)                          11/12 at 102.00         AAA     $      521,260
          980    5.200%, 11/20/27 (Alternative Minimum Tax)                          11/12 at 102.00         AAA          1,013,075
        1,465    5.250%, 11/20/32 (Alternative Minimum Tax)                          11/12 at 102.00         AAA          1,510,737


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.6% (3.8% OF TOTAL INVESTMENTS)

        1,900   Georgia Housing and Finance Authority, Single Family                  6/11 at 100.00         AAA          1,960,724
                 Mortgage Resolution 1 Bonds, Series 2001B-2,
                 5.400%, 12/01/31 (Alternative Minimum Tax)

        1,700   Georgia Housing and Finance Authority, Single Family                 12/12 at 100.00         AAA          1,769,921
                 Mortgage Bonds, Series 2002C-2, 5.100%, 12/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,000   Richmond County Development Authority, Georgia,                       2/11 at 101.00         BBB          1,070,800
                 Environmental Improvement Revenue Bonds, International
                 Paper Company, Series 2001A, 6.250%, 2/01/25 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.3% (6.4% OF TOTAL INVESTMENTS)

        1,000   Cherokee County School System, Georgia, General Obligation            8/13 at 100.00         AAA          1,094,550
                 Bonds, Series 2003, 5.000%, 8/01/16 - MBIA Insured

        1,000   Forsyth County, Georgia, General Obligation Bonds,                    3/14 at 101.00          AA          1,110,660
                 Series 2004, 5.250%, 3/01/19

          750   Georgia, General Obligation Bonds, Series 1998D,                        No Opt. Call         AAA            861,195
                 5.250%, 10/01/15

                Oconee County, Georgia, General Obligation Bonds, Recreation
                Project, Series 2003:
        1,410    5.500%, 1/01/23 - AMBAC Insured                                      1/13 at 101.00         Aaa          1,588,111
        1,470    5.250%, 1/01/26 - AMBAC Insured                                      1/13 at 101.00         Aaa          1,597,493


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 31.8% (21.6% OF TOTAL INVESTMENTS)

        1,405   Clayton County Development Authority, Georgia, Revenue                7/12 at 100.00         AAA          1,534,077
                 Bonds, TUFF Archives LLC Project, Series 2001A,
                 5.250%, 7/01/21 - MBIA Insured

        4,000   Forsyth County Water and Sewerage Authority, Georgia,                 4/13 at 100.00          AA          4,218,320
                 Revenue Bonds, Series 2002, 5.000%, 4/01/32

          750   Georgia Municipal Association Inc., Certificates of                   6/12 at 101.00         AAA            816,338
                 Participation, Atlanta Court Project, Series 2002,
                 5.125%, 12/01/21 - AMBAC Insured

        2,500   Metropolitan Atlanta Rapid Transit Authority, Georgia,                  No Opt. Call         AAA          3,057,825
                 Sales Tax Revenue Refunding Bonds, Series 1992P,
                 6.250%, 7/01/20 - AMBAC Insured

        2,000   Puerto Rico, Highway Revenue Bonds, Highway and                       7/16 at 100.00         AAA          2,289,940
                 Transportation Authority, Series 1996Y, 5.500%, 7/01/36 -
                 FSA Insured

        5,000   Puerto Rico Public Buildings Authority, Guaranteed                      No Opt. Call         AAA          5,797,400
                 Government Facilities Revenue Refunding Bonds,
                 Series 2002F, 5.250%, 7/01/21 - CIFG Insured

                Puerto Rico Municipal Finance Agency, Series 2002A:
          800    5.250%, 8/01/21 - FSA Insured                                        8/12 at 100.00         AAA            879,504
        2,500    5.000%, 8/01/27 - FSA Insured                                        8/12 at 100.00         AAA          2,651,900


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.9% (4.0% OF TOTAL INVESTMENTS)

        3,650   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA          3,971,492
                 Series 2000A, 5.500%, 1/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 2.9% (2.0% OF TOTAL INVESTMENTS)

        1,865   Glynn-Brunswick Memorial Hospital Authority, Georgia,                 8/06 at 102.00         AAA          1,950,212
                 Revenue Bonds, Southeast Georgia Health Systems,
                 Series 1996, 5.250%, 8/01/13 (Pre-refunded to 8/01/06) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.8% (6.7% OF TOTAL INVESTMENTS)

        1,000   Elberton, Georgia, Combined Utility System Revenue                    1/12 at 100.00         Aaa          1,059,720
                 Refunding and Improvement Bonds, Series 2001,
                 5.000%, 1/01/22 - AMBAC Insured

        1,300   Fairburn, Georgia, Combined Utility Revenue Bonds,                   10/10 at 101.00         BBB          1,393,158
                 Series 2000, 5.750%, 10/01/20

        1,000   Monroe County Development Authority, Georgia, Pollution                 No Opt. Call         AAA          1,030,450
                 Control Revenue Bonds, Georgia Power Company - Scherer
                 Plant, Series 2001, 4.200%, 1/01/12 (Mandatory put
                 12/01/08) - AMBAC Insured


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,000   Municipal Electric Authority of Georgia, Project One                  1/13 at 100.00         AAA     $    1,080,030
                 Subordinated Lien Revenue Bonds, Series 2003A,
                 5.000%, 1/01/22 - MBIA Insured

        1,775   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          1,999,005
                 Series 2002II, 5.375%, 7/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 22.4% (15.3% OF TOTAL INVESTMENTS)

          500   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA            561,220
                 Series 2004, 5.250%, 11/01/15 - FSA Insured

                Augusta, Georgia, Water and Sewerage Revenue Bonds,
                Series 2002:
        1,000    5.250%, 10/01/22 - FSA Insured                                      10/12 at 100.00         AAA          1,094,670
        3,500    5.000%, 10/01/27 - FSA Insured                                      10/12 at 100.00         AAA          3,696,455

                DeKalb County, Georgia, Water and Sewerage Revenue Bonds,
                Series 2000:
        2,500    5.125%, 10/01/31                                                    10/10 at 101.00          AA          2,635,525
        2,500    5.375%, 10/01/35                                                    10/10 at 101.00          AA          2,713,450

          950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             7/08 at 101.00         AAA          1,005,395
                 Series 1998, 5.000%, 1/01/16 - FGIC Insured

        3,100   Harris County, Georgia, Water System Revenue Bonds,
                 Series 2002, 5.000%, 12/01/22 - AMBAC Insured                       12/12 at 100.00         Aaa          3,307,450
------------------------------------------------------------------------------------------------------------------------------------
$      91,210   Total Long-Term Investments (cost $94,368,112) - 146.9%                                                  98,391,784
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      1,581,764
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.3)%                                                        (33,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   66,973,548
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2005:
                                                                                                                         UNREALIZED
                                                                              NOTIONAL     EFFECTIVE     TERMINATION   APPRECIATION
                                                                                AMOUNT       DATE(2)            DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with JPMorgan dated January 11, 2005, to pay semi-annually the notional amount multiplied by 5.235% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR
(United States Dollar-London Inter-Bank Offered Rates).                     $1,400,000       8/17/05         8/17/25      $ (93,466)

Agreement with Morgan Stanley dated January 31, 2005, to pay semi-annually the notional amount multiplied by 5.058% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR
(United States Dollar-London Inter-Bank Offered Rates).                      3,200,000       8/16/05         8/16/35       (145,308)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $(238,774)
------------------------------------------------------------------------------------------------------------------------------------

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                      * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                                 See accompanying notes to financial statements.

                        Nuveen North Carolina Premium Income Municipal Fund (NNC)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 30.3% (20.8% OF TOTAL INVESTMENTS)

$         970   North Carolina Capital Facilities Financing Agency, Revenue           4/13 at 100.00         AAA     $    1,049,104
                 Bonds, Johnson and Wales University, Series 2003A,
                 5.250%, 4/01/23 - XLCA Insured

        1,000   North Carolina Capital Facilities Financing Agency, Housing           6/13 at 100.00         AAA          1,059,110
                 Revenue Bonds, Elizabeth City State University,
                 Series 2003A, 5.000%, 6/01/28 - AMBAC Insured

                North Carolina Education Assistance Authority, Subordinate
                Lien Guaranteed Student Loan Revenue Bonds, Series 1995A:
        1,000    6.050%, 7/01/10 (Alternative Minimum Tax)                            7/05 at 102.00          A2          1,021,690
        2,400    6.300%, 7/01/15 (Alternative Minimum Tax)                            7/05 at 102.00          A2          2,451,768

        5,875   North Carolina Education Assistance Authority, Subordinate            7/06 at 102.00          A2          6,117,579
                 Lien Guaranteed Student Loan Revenue Bonds, Series 1996C,
                 6.350%, 7/01/16 (Alternative Minimum Tax)

        3,285   North Carolina State University at Raleigh, General Revenue          10/13 at 100.00          AA          3,628,348
                 Bonds, Series 2003A, 5.000%, 10/01/15

        1,200   University of North Carolina, Charlotte, Certificates of              3/15 at 100.00         AAA          1,272,624
                 Participation, Student Housing Project, Series 2005,
                 5.000%, 3/01/31 - AMBAC Insured

                University of North Carolina, Chapel Hill, System Net Revenue
                Bonds, Series 2003:
        2,380    5.000%, 12/01/19                                                    12/13 at 100.00         AA+          2,602,078
        2,725    5.000%, 12/01/21                                                    12/13 at 100.00         AA+          2,969,732
        1,500    5.000%, 12/01/23                                                    12/13 at 100.00         AA+          1,627,320

        1,000   University of North Carolina System, Pooled Revenue                  10/12 at 100.00         AAA          1,109,380
                 Refunding Bonds, Series 2002A, 5.375%, 4/01/22 -
                 AMBAC Insured

          750   University of North Carolina System, Pooled Revenue Bonds,            4/14 at 100.00         Aaa            808,493
                 Series 2004C, 5.000%, 4/01/21 - AMBAC Insured

        1,530   University of North Carolina System, Pooled Revenue Bonds,              No Opt. Call         AAA          1,703,976
                 Series 2005A, 5.000%, 4/01/15 - AMBAC Insured

        1,675   University of North Carolina, Wilmington, General Revenue             1/12 at 101.00         Aaa          1,811,965
                 Bonds, Series 2002A, 5.000%, 1/01/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.7% (1.2% OF TOTAL INVESTMENTS)

        1,500   Virgin Islands Public Finance Authority, Refinery Revenue             1/14 at 100.00         BBB          1,652,265
                 Bonds, Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.7% (14.1% OF TOTAL INVESTMENTS)

                North Carolina Medical Care Commission, Healthcare Facilities
                Revenue Bonds, Union Regional Medical Center, Series 2002A:
        1,000    5.500%, 1/01/19                                                      1/12 at 100.00           A          1,073,760
          550    5.500%, 1/01/20                                                      1/12 at 100.00           A            588,286
        1,750    5.375%, 1/01/32                                                      1/12 at 100.00           A          1,824,200

        2,000   North Carolina Medical Care Commission, Healthcare                   11/13 at 100.00         AA-          2,129,900
                 Facilities Revenue Bonds, Novant Health Obligated Group,
                 Series 2003A, 5.000%, 11/01/19

                North Carolina Medical Care Commission, Revenue Bonds,
                Cleveland County Healthcare System, Series 2004A:
          600    5.250%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00         AAA            660,474
          500    5.250%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00         AAA            547,190

        2,000   North Carolina Medical Care Commission, Healthcare                   10/09 at 101.00          A-          2,157,400
                 Facilities Revenue Bonds, Stanly Memorial Hospital,
                 Series 1999, 6.375%, 10/01/29

        1,615   North Carolina Medical Care Commission, Hospital Revenue             10/08 at 101.00          AA          1,635,397
                 Bonds, FirstHealth of the Carolinas Inc., Series 1998,
                 4.750%, 10/01/26


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,000   North Carolina Medical Care Commission, Hospital Revenue              6/12 at 101.00           A     $    3,131,700
                 Bonds, Southeastern Regional Medical Center, Series 2002,
                 5.375%, 6/01/32

          735   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00         AA-            776,799
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

        5,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          5,302,200
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.4% (3.7% OF TOTAL INVESTMENTS)

        1,000   Asheville Housing Authority, North Carolina,                         11/07 at 102.00          AA          1,030,220
                 GNMA-Collateralized Multifamily Housing Revenue Bonds,
                 Woodridge Apartments, Series 1997, 5.800%, 11/20/39
                 (Alternative Minimum Tax)

        1,000   Charlotte, North Carolina, FHA-Insured Mortgage Revenue               7/05 at 103.00         AAA          1,055,250
                 Refunding Bonds, Tryon Hills Apartments, Series 1993A,
                 5.875%, 1/01/25 - MBIA Insured

        2,290   Mecklenburg County, North Carolina, FNMA Multifamily                  7/13 at 105.00         AAA          2,407,637
                 Housing Revenue Bonds, Little Rock Apartments,
                 Series 2003, 5.375%, 1/01/36 (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, FHA-Insured
                Multifamily Revenue Bonds, Series 1993:
          250    5.800%, 7/01/14                                                      7/05 at 100.00         Aa2            250,328
          435    5.900%, 7/01/26                                                      7/05 at 100.00         Aa2            435,405


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.0% (6.1% OF TOTAL INVESTMENTS)

        5,095   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          5,333,905
                 Revenue Bonds, 1998 Trust Agreement, Series 6A,
                 6.200%, 1/01/29 (Alternative Minimum Tax)

        1,985   North Carolina Housing Finance Agency, Single Family Revenue          3/06 at 102.00          AA          2,040,620
                 Bonds, Series 1996HH, 6.300%, 3/01/26 (Alternative
                 Minimum Tax)

        1,215   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA          1,247,987
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,400   North Carolina Capital Facilities Financing Agency,                     No Opt. Call         BBB          1,393,756
                 Exempt Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Alternative Minimum Tax)
                 (Mandatory put 8/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.3% (0.2% OF TOTAL INVESTMENTS)

          250   North Carolina Medical Care Commission, Revenue Bonds,                9/15 at 100.00           A            258,555
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.2% (1.6% OF TOTAL INVESTMENTS)

        2,000   Haywood County Industrial Facilities and Pollution Control            3/06 at 102.00        Baa2          2,076,240
                 Financing Authority, North Carolina, Pollution Control
                 Revenue Refunding Bonds, Champion International
                 Corporation, Series 1995, 6.000%, 3/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.7% (5.9% OF TOTAL INVESTMENTS)

        1,890   Craven County, North Carolina, General Obligation Bonds,              5/12 at 101.00         AAA          2,052,143
                 Series 2002, 5.000%, 5/01/21 - AMBAC Insured

        4,285   Durham County, North Carolina, General Obligation Public              4/12 at 100.00         AAA          4,657,495
                 Improvement Bonds, Series 2002B, 5.000%, 4/01/16

        1,000   Johnston County, North Carolina, General Obligation Bonds,            6/11 at 102.00         AAA          1,091,550
                 Series 2001, 5.000%, 6/01/16 - FGIC Insured

          500   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA            541,765
                 5.000%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.7% (19.7% OF TOTAL INVESTMENTS)

        1,330   Cabarrus County, North Carolina, Certificates of Participation,       2/13 at 100.00         AA-          1,457,614
                 Series 2002, 5.250%, 2/01/17

        1,800   Catawba County, North Carolina, Certificates of Participation,        6/14 at 100.00         Aaa          1,979,370
                 Series 2004, 5.250%, 6/01/21 - MBIA Insured


                                       29

                        Nuveen North Carolina Premium Income Municipal Fund (NNC) (continued)
                             Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Charlotte, North Carolina, Certificates of Participation,
                Governmental Facilities Projects, Series 2003G:
$       1,145    5.000%, 6/01/18                                                      6/13 at 100.00         AA+     $    1,231,253
        1,700    5.375%, 6/01/26                                                      6/13 at 100.00         AA+          1,859,290

                Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                Series 2002:
        1,050    5.250%, 6/01/20                                                      6/12 at 101.00         AA+          1,147,965
        1,750    5.000%, 6/01/25                                                      6/12 at 101.00         AA+          1,869,420

        2,180   Concord, North Carolina, Certificates of Participation,               6/06 at 102.00         AAA          2,291,398
                 Series 1996A, 6.125%, 6/01/21 - MBIA Insured

        1,000   Davidson County, North Carolina, Certificates of Participation,         No Opt. Call         AAA          1,126,540
                 Series 2004, 5.250%, 6/01/14 - AMBAC Insured

          750   Johnston County Finance Corporation, North Carolina,                  8/09 at 101.00         AAA            806,325
                 Installment Payment Revenue Bonds, School and Museum
                 Projects, Series 1999, 5.250%, 8/01/21 - FSA Insured

                Lee County, North Carolina, Certificates of Participation,
                Public Schools and Community College, Series 2004:
        1,715    5.250%, 4/01/18 - FSA Insured                                        4/14 at 100.00         AAA          1,896,636
          500    5.250%, 4/01/20 - FSA Insured                                        4/14 at 100.00         AAA            550,590
        1,000    5.250%, 4/01/22 - FSA Insured                                        4/14 at 100.00         AAA          1,094,920

                North Carolina Infrastructure Finance Corporation, Certificates
                of Participation, Correctional Facilities, Series 2004A:
        2,500    5.000%, 2/01/19                                                      2/14 at 100.00         AA+          2,686,175
        1,500    5.000%, 2/01/23                                                      2/14 at 100.00         AA+          1,593,615

                North Carolina, Certificates of Participation, Series 2003:
        1,130    5.250%, 6/01/21                                                      6/13 at 100.00         AA+          1,219,869
        1,000    5.250%, 6/01/23                                                      6/13 at 100.00         AA+          1,076,000

        1,500   North Carolina, Certificates of Participation, Repair and             6/14 at 100.00         AA+          1,616,550
                 Renovation Project, Series 2004B, 5.000%, 6/01/20

        2,000   Puerto Rico Highway and Transportation Authority, Grant               3/14 at 100.00         AAA          2,173,900
                 Anticipation Revenue Bonds, Series 2004,
                 5.000%, 9/15/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.3% (2.2% OF TOTAL INVESTMENTS)

          600   Charlotte, North Carolina, Airport Revenue Bonds,                     7/14 at 100.00         AAA            655,434
                 Series 2004A, 5.250%, 7/01/24 - MBIA Insured

        2,250   Raleigh Durham Airport Authority, North Carolina, Airport             5/11 at 101.00         Aaa          2,469,713
                 Revenue Bonds, Series 2001A, 5.250%, 11/01/16 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 17.6% (12.0% OF TOTAL INVESTMENTS)

        2,000   Charlotte, North Carolina, Storm Water Fee Revenue Bonds,             6/10 at 101.00      AA+***          2,287,680
                 Series 2000, 6.000%, 6/01/25 (Pre-refunded to 6/01/10)

        2,500   Fayetteville Public Works Commission, North Carolina,                 3/07 at 101.00         AAA          2,619,450
                 Revenue Bonds, Series 1997, 5.125%, 3/01/24 (Pre-refunded
                 to 3/01/07) - FSA Insured

        1,775   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          2,107,582
                 Revenue Bonds, Series 1980, 10.500%, 1/01/10

        4,260   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          4,821,511
                 Revenue Bonds, Series 1986, 5.000%, 1/01/20

        4,500   North Carolina, General Obligation Bonds, Series 2000A,               9/10 at 102.00         AAA          5,015,160
                 5.100%, 9/01/16 (Pre-refunded to 9/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.1% (5.5% OF TOTAL INVESTMENTS)

        4,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00          A3          4,493,760
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          2,211,640
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/15 -
                 AMBAC Insured

        1,000   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00          A3          1,080,980
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company, Series 2002,
                 5.375%, 2/01/17


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.8% (6.0% OF TOTAL INVESTMENTS)

$       2,825   Charlotte, North Carolina, Water and Sewerage System                 12/14 at 102.00         AAA     $    3,117,190
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/21

        1,295   Greensboro, North Carolina, Combined Enterprise System                6/15 at 100.00         AA+          1,384,899
                 Revenue Bonds, Series 2005A, 5.000%, 6/01/26

          500   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            536,115
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 -
                 XLCA Insured

        2,000   Winston-Salem, North Carolina, Water and Sewerage System              6/12 at 100.00         AAA          2,162,260
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/18

        1,170   Winston-Salem, North Carolina, Water and Sewerage System              6/15 at 100.00         AAA          1,280,292
                 Revenue Bonds, Series 2005, 5.000%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     130,360   Total Long-Term Investments (cost $133,296,350) - 146.3%                                                140,506,690
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      2,301,174
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.7)%                                                        (46,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   96,007,864
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                      * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 26.6% (18.3% OF TOTAL INVESTMENTS)

$         500   North Carolina Capital Facilities Financing Agency, Revenue           9/11 at 101.00        Baa2     $      528,025
                 Bonds, High Point University, Series 2001, 5.125%, 9/01/18

        2,000   North Carolina Capital Facilities Financing Agency, Revenue          10/11 at 100.00         AA+          2,109,560
                 Bonds, Duke University, Series 2001A, 5.125%, 10/01/26

        1,750   University of North Carolina, Chapel Hill, System Net Revenue         6/11 at 100.00         AA+          1,848,262
                 Bonds, Series 2001A, 5.000%, 12/01/25

        1,845   University of North Carolina, Chapel Hill, System Net Revenue           No Opt. Call         AA+          2,037,600
                 Bonds, Series 2002B, 5.000%, 12/01/11

        2,450   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA          2,735,499
                 Bonds, Series 2002A, 5.375%, 4/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.2% (13.2% OF TOTAL INVESTMENTS)

        1,110   North Carolina Medical Care Commission, Healthcare                    1/12 at 100.00           A          1,187,256
                 Facilities Revenue Bonds, Union Regional Medical Center,
                 Series 2002A, 5.250%, 1/01/15

        2,500   North Carolina Medical Care Commission, Healthcare Revenue            5/07 at 100.00         AA-          2,548,225
                 Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26

        1,500   North Carolina Medical Care Commission, Hospital Revenue              6/12 at 101.00           A          1,579,515
                 Bonds, Southeastern Regional Medical Center, Series 2002,
                 5.250%, 6/01/22

          300   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00         AA-            317,061
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

        1,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          1,060,440
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.6% (4.6% OF TOTAL INVESTMENTS)

        2,230   Durham Housing Authority, North Carolina, FNMA Guaranteed             6/11 at 100.00         AAA          2,313,447
                 Multifamily Housing Revenue Bonds,  Naples Terrace
                 Apartments, Series 2001A, 5.700%, 6/01/33 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.2% (3.6% OF TOTAL INVESTMENTS)

        1,270   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          1,310,043
                 Revenue Bonds, 1998 Trust Agreement, Series 5A,
                 5.625%, 7/01/30 (Alternative Minimum Tax)

          485   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA            498,168
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.4% (1.0% OF TOTAL INVESTMENTS)

          500   North Carolina Capital Facilities Financing Agency, Exempt              No Opt. Call         BBB            497,770
                 Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Alternative Minimum Tax)
                 (Mandatory put 8/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6% (1.1% OF TOTAL INVESTMENTS)

          300   North Carolina Medical Care Commission, Revenue Bonds,               10/14 at 100.00         N/R            306,810
                 United Methodist Retirement Homes Inc., Series 2005A,
                 5.500%, 10/01/35

          250   North Carolina Medical Care Commission, Revenue Bonds,                9/15 at 100.00         N/R            258,555
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.2% (1.5% OF TOTAL INVESTMENTS)

$         750   Columbus County Industrial Facilities and Pollution Control           4/07 at 102.00         BBB     $      780,720
                 Financing Authority, North Carolina, Environmental
                 Improvement Revenue Bonds, International Paper Company
                 Project, Series 1997A, 6.150%, 4/01/21 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.3% (4.3% OF TOTAL INVESTMENTS)

                North Carolina, General Obligation Bonds, Series 2004A:
        1,000    5.000%, 3/01/18                                                      3/14 at 100.00         AAA          1,097,540
        1,000    5.000%, 3/01/22                                                      3/14 at 100.00         AAA          1,083,530


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 24.2% (16.6% OF TOTAL INVESTMENTS)

        1,330   Cabarrus County, North Carolina, Certificates of Participation,       2/13 at 100.00         AA-          1,468,506
                 Series 2002, 5.250%, 2/01/15

        1,400   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,531,180
                 Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26

        1,870   Dare County, North Carolina, Certificates of Participation,          12/12 at 100.00         AAA          2,074,466
                 Series 2002, 5.250%, 6/01/15 - AMBAC Insured

        1,250   Davidson County, North Carolina, Certificates of Participation,       6/14 at 100.00         AAA          1,374,563
                 Series 2004, 5.250%, 6/01/21 - AMBAC Insured

        1,390   Durham, North Carolina, Certificates of Participation,                6/15 at 100.00         AA+          1,479,460
                 Series 2005B, 5.000%, 6/01/25

          470   Raleigh, North Carolina, Certificates of Participation,               6/14 at 100.00         AA+            505,415
                 Downtown Improvement Project, Series 2004B,
                 5.000%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.8% (3.3% OF TOTAL INVESTMENTS)

        1,530   Raleigh Durham Airport Authority, North Carolina, Airport             5/11 at 101.00         Aaa          1,675,625
                 Revenue Bonds, Series 2001A, 5.250%, 11/01/18 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.4% (14.0% OF TOTAL INVESTMENTS)

                Greenville, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001:
        1,000    5.250%, 9/01/20 - FSA Insured                                        9/11 at 101.00         AAA          1,090,930
          500    5.250%, 9/01/21 - FSA Insured                                        9/11 at 101.00         AAA            545,465

        2,500   North Carolina Eastern Municipal Power Agency, Power                  7/05 at 100.00         AAA          2,504,825
                 System Revenue Refunding Bonds, Series 1993B,
                 5.500%, 1/01/17 - FGIC Insured

        1,000   North Carolina Eastern Municipal Power Agency, Power                  1/09 at 102.00         BBB          1,066,930
                 System Revenue Refunding Bonds, Series 1999B,
                 5.650%, 1/01/16

          250   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA            271,978
                 Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

        1,500   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00          A3          1,621,470
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company, Series 2002,
                 5.375%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 27.1% (18.5% OF TOTAL INVESTMENTS)

        2,290   Broad River Water Authority, North Carolina, Water System             6/10 at 101.00         Aaa          2,483,780
                 Revenue Bonds, Series 2000, 5.375%, 6/01/26 - MBIA Insured

        2,250   Charlotte, North Carolina, Water and Sewerage System                  6/11 at 101.00         AAA          2,398,725
                 Revenue Bonds, Series 2001, 5.125%, 6/01/26

                Greensboro, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001A:
          500    5.125%, 6/01/20                                                      6/11 at 101.00         AA+            538,400
          500    5.125%, 6/01/21                                                      6/11 at 101.00         AA+            538,400


                                       33

                        Nuveen North Carolina Dividend Advantage Municipal Fund (NRB) (continued)
                             Portfolio of INVESTMENTS May 31, 2005

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         500   Greensboro, North Carolina, Combined Enterprise System                6/15 at 100.00         AA+     $      535,555
                 Revenue Bonds, Series 2005A, 5.000%, 6/01/25

          400   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            428,892
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 -
                 XLCA Insured

        2,275   Winston-Salem, North Carolina, Water and Sewerage System              6/12 at 100.00         AAA          2,462,481
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
$      47,445   Total Long-Term Investments (cost $48,066,192) - 145.6%                                                  50,695,072
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.2%                                                                      1,124,446
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.8)%                                                        (17,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   34,819,518
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                     * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 30.3% (21.0% OF TOTAL INVESTMENTS)

                Appalachian State University, North Carolina, Housing and
                Student Center System Revenue Refunding Bonds, Series 2001:
$         600    5.125%, 7/15/24 - MBIA Insured                                       1/11 at 101.00         Aaa     $      643,854
          200    5.125%, 7/15/27 - MBIA Insured                                       1/11 at 101.00         Aaa            211,970

                Appalachian State University, North Carolina, Housing and
                Student Center System Revenue Refunding Bonds, Series 2002:
        1,040    5.000%, 7/15/14 - MBIA Insured                                       7/12 at 100.00         Aaa          1,145,331
        1,000    5.000%, 7/15/15 - MBIA Insured                                       7/12 at 100.00         Aaa          1,080,900

          500   East Carolina University, General Revenue Bonds,                      5/13 at 100.00         Aaa            542,455
                 Series 2003A, 5.000%, 5/01/19 - AMBAC Insured

                North Carolina Capital Facilities Financing Agency, Revenue
                Bonds, Duke University, Series 2001A:
        3,750    5.125%, 10/01/26                                                    10/11 at 100.00         AA+          3,955,425
        2,000    5.125%, 10/01/41                                                    10/11 at 100.00         AA+          2,088,140

        1,000   University of North Carolina, Charlotte, Certificates of              3/15 at 100.00         AAA          1,060,520
                 Participation, Student Housing Project, Series 2005,
                 5.000%, 3/01/31 - AMBAC Insured

        1,840   University of North Carolina, Chapel Hill, System Net Revenue           No Opt. Call         AA+          2,032,078
                 Bonds, Series 2002B, 5.000%, 12/01/11

          400   University of North Carolina, Greensboro, General Revenue             4/11 at 101.00         AAA            443,068
                 Refunding Bonds, Series 2002B, 5.375%, 4/01/17 -
                 FSA Insured

                University of North Carolina System, Pooled Revenue
                Refunding Bonds, Series 2002A:
        1,155    5.375%, 4/01/16 - AMBAC Insured                                     10/12 at 100.00         AAA          1,291,175
        1,100    5.375%, 4/01/19 - AMBAC Insured                                     10/12 at 100.00         AAA          1,226,676

                University of North Carolina System, Pooled Revenue Bonds,
                Series 2004C:
          250    5.000%, 4/01/21 - AMBAC Insured                                      4/14 at 100.00         Aaa            269,498
          500    5.000%, 4/01/24 - AMBAC Insured                                      4/14 at 100.00         Aaa            535,525

        1,000   University of North Carolina System, Pooled Revenue Bonds,            4/15 at 100.00         AAA          1,081,860
                 Series 2005A, 5.000%, 4/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.4% (14.8% OF TOTAL INVESTMENTS)

        2,130   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00          AA          2,211,302
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

        1,000   New Hanover County, North Carolina, Hospital Revenue                 10/05 at 100.00         AAA          1,003,230
                 Bonds, New Hanover Regional Medical Center,
                 Series 1993, 4.750%, 10/01/23 - AMBAC Insured

        1,005   North Carolina Medical Care Commission, Healthcare                    1/12 at 100.00           A          1,085,802
                 Facilities Revenue Bonds, Union Regional Medical
                 Center, Series 2002A, 5.250%, 1/01/13

        2,000   North Carolina Medical Care Commission, Healthcare                   11/13 at 100.00         AA-          2,125,500
                 Facilities Revenue Bonds, Novant Health Obligated Group,
                 Series 2003A, 5.000%, 11/01/20

                North Carolina Medical Care Commission, Revenue Bonds,
                Cleveland County Healthcare System,
                Series 2004A:
          595    5.250%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00         AAA            654,970
          500    5.250%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00         AAA            547,190

                North Carolina Medical Care Commission, Hospital Revenue
                Bonds, Southeastern Regional Medical Center, Series 2002:
        1,000    5.500%, 6/01/15                                                      6/12 at 101.00           A          1,096,000
        2,000    5.250%, 6/01/22                                                      6/12 at 101.00           A          2,106,020

          500   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00         AA-            528,435
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

        1,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          1,060,440
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31


                                       35

                        Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) (continued)
                             Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.9% (2.7% OF TOTAL INVESTMENTS)

$         410   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA     $      421,132
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 (Alternative Minimum Tax) - AMBAC Insured

                North Carolina Housing Finance Agency, Home Ownership
                Revenue Bonds, Series 13A:
          885    4.700%, 7/01/12 (Alternative Minimum Tax)                            7/11 at 100.00          AA            917,789
          885    4.850%, 7/01/13 (Alternative Minimum Tax)                            7/11 at 100.00          AA            917,400

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

          800   North Carolina Capital Facilities Financing Agency, Exempt              No Opt. Call         BBB            796,432
                 Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Alternative Minimum Tax)
                 (Mandatory put 8/01/07)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1% (0.8% OF TOTAL INVESTMENTS)

          400   North Carolina Medical Care Commission, Revenue Bonds,               10/14 at 100.00         N/R            409,080
                 United Methodist Retirement Homes Inc., Series 2005A,
                 5.500%, 10/01/35

          250   North Carolina Medical Care Commission, Revenue Bonds,                9/15 at 100.00         N/R            258,555
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21

------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.0% (1.4% OF TOTAL INVESTMENTS)

        1,100   Northampton County Industrial Facilities and Pollution                2/11 at 101.00         BBB          1,175,185
                 Control Financing Authority, North Carolina, Environmental
                 Improvement Revenue Bonds, International Paper Company,
                 Series 2001A, 6.200%, 2/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.3% (1.6% OF TOTAL INVESTMENTS)

          250   Durham County, North Carolina, General Obligation Bonds,              5/10 at 102.00         AAA            281,918
                 Series 2000, 5.600%, 5/01/15

        1,000   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA          1,083,530
                 5.000%, 3/01/22

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.1% (20.2% OF TOTAL INVESTMENTS)

           30   Cabarrus County, North Carolina, Certificates of Participation,       2/13 at 100.00         AA-             32,983
                 Series 2002, 5.250%, 2/01/16

        1,650   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,739,480
                 Governmental Facilities Projects, Series 2003G,
                 5.000%, 6/01/28

                Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                Series 2002:
        1,850    5.250%, 6/01/18                                                      6/12 at 101.00         AA+          2,054,850
          400    5.250%, 6/01/19                                                      6/12 at 101.00         AA+            444,292

        1,325   Dare County, North Carolina, Certificates of Participation,          12/12 at 100.00         AAA          1,468,047
                 Series 2002, 5.250%, 6/01/17 - AMBAC Insured

                Hartnett County, North Carolina, Certificates of Participation,
                Series 2002:
        1,000    5.250%, 12/01/15 - FSA Insured                                      12/12 at 101.00         AAA          1,110,800
        2,025    5.375%, 12/01/16 - FSA Insured                                      12/12 at 101.00         AAA          2,269,944

          715   Lee County, North Carolina, Certificates of Participation,            4/14 at 100.00         AAA            787,344
                 Public Schools and Community College, Series 2004,
                 5.250%, 4/01/20 - FSA Insured

        1,380   Pasquotank County, North Carolina, Certificates of                    6/14 at 100.00         AAA          1,470,017
                 Participation, Series 2004, 5.000%, 6/01/25 - MBIA Insured

        2,070   Pitt County, North Carolina, Certificates of Participation,           4/14 at 100.00         AAA          2,199,686
                 School Facilities Project, Series 2004B, 5.000%, 4/01/29 -
                 AMBAC Insured

                Raleigh, North Carolina, Certificates of Participation,
                Downtown Improvement Project, Series 2004B:
          805    5.000%, 6/01/20                                                      6/14 at 100.00         AA+            865,657
        1,310    5.000%, 6/01/21                                                      6/14 at 100.00         AA+          1,403,600

        1,000   Randolph County, North Carolina, Certificates of Participation,       6/14 at 102.00         AAA          1,091,550
                 Series 2004, 5.000%, 6/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 15.6% (10.8% OF TOTAL INVESTMENTS)

        2,035   Charlotte, North Carolina, Airport Revenue Bonds,                     7/14 at 100.00         AAA          2,145,032
                 Series 2004A, 5.000%, 7/01/34 - MBIA Insured

                Raleigh Durham Airport Authority, North Carolina, Airport
                Revenue Bonds, Series 2001A:
        1,000    5.250%, 11/01/15 - FGIC Insured                                      5/11 at 101.00         Aaa          1,097,650
        2,320    5.250%, 11/01/16 - FGIC Insured                                      5/11 at 101.00         Aaa          2,546,548
        2,230    5.250%, 11/01/17 - FGIC Insured                                      5/11 at 101.00         Aaa          2,445,128


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                University of North Carolina, Charlotte, Parking System Revenue
                Bonds, Series 2002:
$         270    5.000%, 1/01/20 - MBIA Insured                                       1/12 at 101.00         Aaa     $      291,632
          500    5.125%, 1/01/27 - MBIA Insured                                       1/12 at 101.00         Aaa            533,655

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 10.4% (7.2% OF TOTAL INVESTMENTS)

          800   Fayetteville Public Works Commission, North Carolina,                 3/07 at 101.00         AAA            838,224
                 Revenue Bonds, Series 1997, 5.125%, 3/01/24 (Pre-refunded
                 to 3/01/07) - FSA Insured

        1,465   Orange Water and Sewerage Authority, North Carolina,                  7/11 at 101.00      AA+***          1,622,195
                 Water and Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 7/01/20 (Pre-refunded to 7/01/11)

        3,200   Wake County, North Carolina, General Obligation School                2/10 at 101.50         AAA          3,572,576
                 Bonds, Series 2000, 5.400%, 2/01/13 (Pre-refunded
                 to 2/01/10)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.5% (8.7% OF TOTAL INVESTMENTS)

        2,500   North Carolina Eastern Municipal Power Agency, Power                  7/05 at 100.00         AAA          2,504,825
                 System Revenue Refunding Bonds, Series 1993B,
                 5.500%, 1/01/17 - FGIC Insured

        1,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00          A3          1,685,160
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

          250   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA            271,978
                 Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

        2,600   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00          A3          2,810,548
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company, Series 2002,
                 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.3% (9.9% OF TOTAL INVESTMENTS)

        2,520   Charlotte, North Carolina, Water and Sewerage System                    No Opt. Call         AAA          2,849,868
                 Revenue Bonds, Series 2002, 5.250%, 7/01/13

        1,000   Durham County, North Carolina, Enterprise System Revenue              6/13 at 100.00         AAA          1,078,110
                 Bonds, Series 2002, 5.000%, 6/01/23 - MBIA Insured

        1,085   Greensboro, North Carolina, Combined Enterprise System                6/15 at 100.00         AA+          1,165,833
                 Revenue Bonds, Series 2005A, 5.000%, 6/01/24

                Raleigh, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2004:
        1,000    5.000%, 3/01/21                                                      3/14 at 100.00         AAA          1,082,750
        2,000    5.000%, 3/01/22                                                      3/14 at 100.00         AAA          2,159,337
------------------------------------------------------------------------------------------------------------------------------------
$      77,880   Total Long-Term Investments (cost $79,376,942) - 144.3%                                                  83,927,684
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.8%                                                                      2,227,531
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.1)%                                                        (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   58,155,215
                ====================================================================================================================

FORWARD SWAP OUTSTANDING AT MAY 31, 2005:
                                                                                                                         UNREALIZED
                                                                              NOTIONAL     EFFECTIVE     TERMINATION   APPRECIATION
                                                                                AMOUNT       DATE(2)            DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Morgan Stanley dated December 2, 2004, to pay semi-annually the notional amount multiplied by 5.465% (annualized)
and receive quarterly the notional amount multiplied by the
three-month USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                             $1,750,000       7/11/05         7/11/25      $(172,011)
====================================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                      * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.5% (2.4% OF TOTAL INVESTMENTS)

$       2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,022,380
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.8% (10.1% OF TOTAL INVESTMENTS)

          500   East Carolina University, General Revenue Bonds, Series 2003A,        5/13 at 100.00         Aaa            542,455
                 5.000%, 5/01/19 - AMBAC Insured

                North Carolina Capital Facilities Financing Agency, Revenue
                Bonds, Duke University, Series 2001A:
        1,750    5.125%, 10/01/26                                                    10/11 at 100.00         AA+          1,845,865
          500    5.125%, 10/01/41                                                    10/11 at 100.00         AA+            522,035

        3,000   North Carolina Capital Facilities Financing Agency, Revenue          10/12 at 100.00         AA+          3,150,030
                 Bonds, Duke University, Series 2002A, 5.125%, 7/01/42

        1,900   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA          2,012,803
                 Bonds, Series 2002A, 5.000%, 4/01/27 - AMBAC Insured

          500   University of North Carolina System, Pooled Revenue Bonds,            4/14 at 100.00         Aaa            535,525
                 Series 2004C, 5.000%, 4/01/24 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.4% (7.8% OF TOTAL INVESTMENTS)

        2,000   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/07 at 102.00          AA          2,086,600
                 Healthcare System Revenue Bonds, DBA Carolina
                 Healthcare System, Series 1997A, 5.125%, 1/15/22

          750   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00          AA            778,627
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        11/13 at 100.00         AA-          2,138,720
                 Revenue Bonds, Novant Health Obligated Group,
                 Series 2003A, 5.000%, 11/01/18

          500   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00         AA-            528,435
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

        1,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          1,060,440
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,000   Mecklenburg County, North Carolina, FNMA Multifamily                  7/13 at 105.00         AAA          1,055,490
                 Housing Revenue Bonds, Little Rock Apartments,
                 Series 2003, 5.150%, 1/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.3% (1.6% OF TOTAL INVESTMENTS)

        1,285   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          1,325,516
                 Revenue Bonds, 1998 Trust Agreement, Series 5A,
                 5.625%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

          800   North Carolina Capital Facilities Financing Agency, Exempt              No Opt. Call         BBB            796,432
                 Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Alternative Minimum Tax)
                 (Mandatory put 8/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

          400   North Carolina Medical Care Commission, Revenue Bonds,               10/14 at 100.00           A            409,080
                 United Methodist Retirement Homes Inc., Series 2005A,
                 5.500%, 10/01/35


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.4% (1.7% OF TOTAL INVESTMENTS)

        1,400   Haywood County Industrial Facilities and Pollution Control           12/05 at 102.00         BBB          1,421,308
                 Financing Authority, North Carolina, Environmental
                 Improvement Revenue Bonds, Champion International
                 Corporation, Series 1995A, 5.750%, 12/01/25
                 (Alternative Minimum Tax)


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.2% (7.7% OF TOTAL INVESTMENTS)

                Lincoln County, North Carolina, General Obligation Bonds,
                Series 2002A:
$         850    5.000%, 6/01/19 - FGIC Insured                                       6/12 at 101.00         AAA     $      931,056
          900    5.000%, 6/01/20 - FGIC Insured                                       6/12 at 101.00         AAA            977,958
        1,050    5.000%, 6/01/21 - FGIC Insured                                       6/12 at 101.00         AAA          1,140,951

          500   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA            541,765
                 5.000%, 3/01/22

        2,000   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA          2,503,100
                 Refunding Bonds, Series 1997, 6.500%, 7/01/15 - MBIA Insured

          400   Raleigh, North Carolina, General Obligation Bonds,                    6/12 at 100.00         AAA            427,740
                 Series 2002, 5.000%, 6/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.5% (25.0% OF TOTAL INVESTMENTS)

        3,900   Cary, North Carolina, General Obligation Water and Sewer              3/11 at 102.00         AAA          4,210,713
                 Bonds, Series 2001, 5.000%, 3/01/20

        1,550   Cary, North Carolina, Certificates of Participation, Public          12/12 at 100.00         AA+          1,681,455
                 Improvement Projects, Series 2002A, 5.000%, 12/01/17

        1,800   Catawba County, North Carolina, Certificates of Participation,        6/14 at 100.00         Aaa          1,973,646
                 Series 2004, 5.250%, 6/01/22 - MBIA Insured

        1,500   Centennial Authority, North Carolina, Hotel Tax Revenue               9/07 at 102.00         AAA          1,589,220
                 Bonds, Arena Project, Series 1997, 5.125%, 9/01/19 -
                 FSA Insured

        2,750   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          2,885,795
                 Governmental Facilities Projects, Series 2003G,
                 5.000%, 6/01/33

        3,000   Dare County, North Carolina, Certificates of Participation,          12/12 at 100.00         AAA          3,188,730
                 Series 2002, 5.000%, 6/01/23 - AMBAC Insured

          500   Lee County, North Carolina, Certificates of Participation,            4/14 at 100.00         AAA            550,590
                 Public Schools and Community College, Series 2004,
                 5.250%, 4/01/20 - FSA Insured

        1,000   North Carolina, Certificates of Participation, Repair and             6/14 at 100.00         AA+          1,077,700
                 Renovation Project, Series 2004B, 5.000%, 6/01/20

        2,000   Rutherford County, North Carolina, Certificates of                    9/12 at 101.00         AAA          2,137,060
                 Participation, Series 2002, 5.000%, 9/01/21 - AMBAC Insured

        1,785   Union County, North Carolina, Certificates of Participation,          6/13 at 101.00         AAA          1,932,834
                 Series 2003, 5.000%, 6/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.1% (6.2% OF TOTAL INVESTMENTS)

                Raleigh Durham Airport Authority, North Carolina, Airport
                Revenue Bonds, Series 2001A:
        1,780    5.250%, 11/01/15 - FGIC Insured                                      5/11 at 101.00         Aaa          1,953,817
        3,100    5.000%, 11/01/20 - FGIC Insured                                      5/11 at 101.00         Aaa          3,299,795


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 10.3% (7.0% OF TOTAL INVESTMENTS)

                Forsyth County, North Carolina, Certificates of Participation,
                Public Facilities and Equipment Project, Series 2002:
        1,325    5.125%, 1/01/16 (Pre-refunded to 1/01/13)                            1/13 at 101.00      AA+***          1,493,991
          770    5.250%, 1/01/19 (Pre-refunded to 1/01/13)                            1/13 at 101.00      AA+***            874,604
        1,235    5.250%, 1/01/23 (Pre-refunded to 1/01/13)                            1/13 at 101.00      AA+***          1,402,775

        1,000   Mecklenburg County, North Carolina, General Obligation                4/10 at 101.50         AAA          1,101,600
                 Public Improvement Bonds, Series 2000D, 5.000%, 4/01/13
                 (Pre-refunded to 4/01/10)

        1,000   North Carolina, General Obligation Bonds, Series 2000A,               9/10 at 102.00         AAA          1,114,480
                 5.100%, 9/01/16 (Pre-refunded to 9/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.6% (10.0% OF TOTAL INVESTMENTS)

        4,000   North Carolina Eastern Municipal Power Agency, Power                  7/05 at 100.00         AAA          4,007,720
                 System Revenue Refunding Bonds, Series 1993B,
                 5.500%, 1/01/17 - FGIC Insured (PLG)

        2,665   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          2,947,010
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/15 -
                 AMBAC Insured

        1,400   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00          A3          1,513,372
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company, Series 2002,
                 5.375%, 2/01/17


                                       39

                        Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII) (continued)
                             Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 26.3% (17.9% OF TOTAL INVESTMENTS)

$         750   Broad River Water Authority, North Carolina, Water System             6/10 at 101.00         Aaa     $      813,465
                 Revenue Bonds, Series 2000, 5.375%, 6/01/26 - MBIA Insured

                Charlotte, North Carolina, Water and Sewerage System
                Revenue Bonds, Series 2001:
          750    5.125%, 6/01/26                                                      6/11 at 101.00         AAA            799,575
        1,780    5.125%, 6/01/26 - FGIC Insured                                       6/11 at 101.00         AAA          1,897,658

                Durham County, North Carolina, Enterprise System Revenue
                Bonds, Series 2002:
          680    5.000%, 6/01/16 - MBIA Insured                                       6/13 at 100.00         AAA            743,192
          710    5.000%, 6/01/17 - MBIA Insured                                       6/13 at 100.00         AAA            772,388
          300    5.000%, 6/01/18 - MBIA Insured                                       6/13 at 100.00         AAA            326,145

        2,500   Kannapolis, North Carolina, Water and Sewerage System                 2/12 at 101.00         AAA          2,659,450
                 Revenue Bonds, Series 2001B, 5.250%, 2/01/26
                 (Alternative Minimum Tax) - FSA Insured

          500   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            536,115
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 -
                 XLCA Insured

        1,000   Orange Water and Sewerage Authority, North Carolina,                  7/11 at 101.00         AA+          1,051,980
                 Water and Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 7/01/26

                Winston-Salem, North Carolina, Water and Sewerage System
                Revenue Bonds, Series 2002A:
          500    5.000%, 6/01/17                                                      6/12 at 100.00         AAA            541,205
        4,715    5.000%, 6/01/19                                                      6/12 at 100.00         AAA          5,097,529
------------------------------------------------------------------------------------------------------------------------------------
$      79,230   Total Long-Term Investments (cost $81,247,960) - 146.3%                                                  84,929,920
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      1,104,638
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.2)%                                                        (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   58,034,558
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2005:
                                                                                                                         UNREALIZED
                                                                              NOTIONAL     EFFECTIVE     TERMINATION   APPRECIATION
                                                                                AMOUNT       DATE(2)            DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Morgan Stanley dated December 8, 2004, to pay semi-annually the notional amount multiplied by 5.313% (annualized)
and receive quarterly the notional amount multiplied by the
three-month USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                             $2,700,000       7/18/05         7/18/35      $(235,721)

Agreement with Morgan Stanley dated January 31, 2005, to pay semi-annually the notional amount multiplied by 5.058% (annualized)
and receive quarterly the notional amount multiplied by the
three-month USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                                500,000       8/16/05         8/16/35        (22,704)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $(258,425)
------------------------------------------------------------------------------------------------------------------------------------

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                      * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                  (PLG) Portion of security, with an aggregate market value of $250,483, has been pledged to collateralize the net payment obligations under forward swap contracts. See accompanying notes to financial statements.


                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES May 31, 2005
                                                                                         GEORGIA           GEORGIA          GEORGIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPG)             (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $78,446,822, $41,845,038
   and $94,368,112, respectively)                                                    $83,740,329       $44,122,948     $ 98,391,784
Cash                                                                                     393,307           296,168          224,238
Receivables:
   Interest                                                                            1,395,907           677,210        1,640,727
   Investments sold                                                                       31,168                --               --
Other assets                                                                               2,753             4,379            4,549
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    85,563,464        45,100,705      100,261,298
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Forward swaps, at value                                                                       --            67,410          238,774
Accrued expenses:
   Management fees                                                                        46,368            12,998           27,193
   Other                                                                                  22,283            12,001           19,332
Preferred share dividends payable                                                          7,618               822            2,451
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                   76,269            93,231          287,750
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                27,800,000        15,000,000       33,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $57,687,195       $30,007,474     $ 66,973,548
====================================================================================================================================
Common shares outstanding                                                              3,796,767         1,961,483        4,553,660
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                             $     15.19       $     15.30     $      14.71
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $    37,968       $    19,615     $     45,537
Paid-in surplus                                                                       52,237,655        27,776,193       64,257,862
Undistributed (Over-distribution of) net investment income                               371,927           331,184         (211,238)
Accumulated net realized gain (loss) from investments
   and forward swaps                                                                    (253,862)         (330,018)        (903,511)
Net unrealized appreciation (depreciation) of investments
   and forward swaps                                                                   5,293,507         2,210,500        3,784,898
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $57,687,195       $30,007,474     $ 66,973,548
====================================================================================================================================
Authorized shares:
   Common                                                                              Unlimited         Unlimited        Unlimited
   Preferred                                                                           Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES May 31, 2005 (continued)
                                                                          NORTH            NORTH             NORTH           NORTH
                                                                       CAROLINA         CAROLINA          CAROLINA        CAROLINA
                                                                        PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                          (NNC)            (NRB)             (NNO)           (NII)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $133,296,350, $48,066,192,
    $79,376,942 and $81,247,960, respectively)                     $140,506,690      $50,695,072       $83,927,684      $84,929,920
Cash                                                                     12,383          274,886         1,163,154            1,141
Receivables:
   Interest                                                           2,406,873          875,743         1,274,915        1,410,183
   Investments sold                                                          --               --                --               --
Other assets                                                              8,796            7,693             6,174            4,511
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  142,934,742       51,853,394        86,371,927       86,345,755
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Forward swaps, at value                                                      --               --           172,011          258,425
Accrued expenses:
   Management fees                                                       77,287           14,962            24,861           23,394
   Other                                                                 33,559           12,393            18,306           19,711
Preferred share dividends payable                                        16,032            6,521             1,534            9,667
      Total liabilities                                                 126,878           33,876           216,712          311,197
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               46,800,000       17,000,000        28,000,000       28,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 96,007,864      $34,819,518       $58,155,215      $58,034,558
====================================================================================================================================
Common shares outstanding                                             6,334,245        2,252,723         3,740,045        3,925,825
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      15.16      $     15.46       $     15.55      $     14.78
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     63,342      $    22,527       $    37,400      $    39,258
Paid-in surplus                                                      87,554,145       31,924,053        53,032,744       55,393,080
Undistributed (Over-distribution of) net investment income              461,694          352,079           182,568          (60,839)
Accumulated net realized gain (loss) from investments
   and forward swaps                                                    718,343         (108,021)          523,772         (760,476)
Net unrealized appreciation (depreciation) of investments
   and forward swaps                                                  7,210,340        2,628,880         4,378,731        3,423,535
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 96,007,864      $34,819,518       $58,155,215      $58,034,558
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                           OPERATIONS Year Ended May 31, 2005
                                                                                         GEORGIA           GEORGIA          GEORGIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPG)             (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $4,182,288        $2,125,114       $4,469,400
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          543,124           286,669          634,598
Preferred shares - auction fees                                                           69,500            37,500           82,500
Preferred shares - dividend disbursing agent fees                                         10,000            10,000           10,000
Shareholders' servicing agent fees and expenses                                            7,137               522              880
Custodian's fees and expenses                                                             23,776            11,301           25,221
Trustees' fees and expenses                                                                1,859             1,009            2,026
Professional fees                                                                         12,144            10,830           13,191
Shareholders' reports - printing and mailing expenses                                     13,638             5,211           13,504
Stock exchange listing fees                                                                  403               167              387
Investor relations expense                                                                12,180             3,037           12,129
Other expenses                                                                            12,691             8,784           13,044
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                     706,452           375,030          807,480
   Custodian fee credit                                                                  (11,429)           (4,478)          (4,593)
   Expense reimbursement                                                                      --          (133,555)        (315,362)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                             695,023           236,997          487,525
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  3,487,265         1,888,117        3,981,875
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                                       334,583            55,245           63,329
Net realized gain (loss) from forward swaps                                                   --          (333,601)        (811,165)
Change in net unrealized appreciation (depreciation) of investments                    2,888,311         2,011,284        5,230,264
Change in net unrealized appreciation (depreciation) of forward swaps                         --           (67,410)        (238,774)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                       3,222,894         1,665,518        4,243,654
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (347,395)         (200,088)        (496,382)
From accumulated net realized gains from investments                                          --              (976)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                              (347,395)         (201,064)        (496,382)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                    $6,362,764        $3,352,571       $7,729,147
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended May 31, 2005 (continued)
                                                                          NORTH            NORTH             NORTH            NORTH
                                                                       CAROLINA         CAROLINA          CAROLINA         CAROLINA
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)             (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $6,939,138       $2,456,940        $3,944,008       $3,913,304
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         909,176          330,246           549,472          545,726
Preferred shares - auction fees                                         117,000           42,500            70,000           70,000
Preferred shares - dividend disbursing agent fees                        10,000           10,000            10,000           10,000
Shareholders' servicing agent fees and expenses                          12,592              397               695              839
Custodian's fees and expenses                                            35,939           14,159            24,806           22,856
Trustees' fees and expenses                                               3,380              870             1,838            1,972
Professional fees                                                        14,182           10,997            12,252           12,262
Shareholders' reports - printing and mailing expenses                    20,718            6,015            13,298           14,543
Stock exchange listing fees                                              10,730              191               318              334
Investor relations expense                                               20,616            6,771            12,010           12,410
Other expenses                                                           14,847           12,039            12,779           12,754
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,169,180          434,185           707,468          703,696
   Custodian fee credit                                                 (10,195)          (2,652)           (7,248)          (3,148)
   Expense reimbursement                                                     --         (153,856)         (255,988)        (271,196)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,158,985          277,677           444,232          429,352
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 5,780,153        2,179,263         3,499,776        3,483,952
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                    1,595,461          117,198           748,290           39,251
Net realized gain (loss) from forward swaps                                  --         (105,324)           20,984         (444,372)
Change in net unrealized appreciation (depreciation)
   of investments                                                     2,755,786        1,727,315         2,568,886        4,217,563
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                          --               --          (172,011)        (258,425)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                      4,351,247        1,739,189         3,166,149        3,554,017
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (680,330)        (201,792)         (384,082)        (419,248)
From accumulated net realized gains from investments                         --               --           (18,106)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                             (680,330)        (201,792)         (402,188)        (419,248)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                   $9,451,070       $3,716,660        $6,263,737       $6,618,721
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                                                                                                 GEORGIA
                                           GEORGIA                            GEORGIA                            DIVIDEND
                                     PREMIUM INCOME (NPG)             DIVIDEND ADVANTAGE (NZX)               ADVANTAGE 2 (NKG)
                                 ----------------------------       ----------------------------       -----------------------------
                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                     5/31/05          5/31/04           5/31/05          5/31/04           5/31/05          5/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 3,487,265      $ 3,686,825       $ 1,888,117      $ 1,906,221       $ 3,981,875      $ 3,994,165
Net realized gain (loss) from
   investments                       334,583         (142,352)           55,245          (34,604)           63,329         (155,715)
Net realized gain (loss) from
   forward swaps                          --               --          (333,601)              --          (811,165)              --
Change in net unrealized
   appreciation (depreciation)
   of investments                  2,888,311       (3,536,134)        2,011,284       (2,293,885)        5,230,264       (5,355,917)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                       --                --          (67,410)              --          (238,774)              --
Distributions to Preferred
   Shareholders:
   From net investment income       (347,395)        (189,236)         (200,088)        (108,936)         (496,382)        (250,342)
   From accumulated net realized
     gains from investments               --                --             (976)          (1,918)               --          (10,400)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                 6,362,764         (180,897)        3,352,571         (533,122)        7,729,147       (1,778,209)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income        (3,420,792)      (3,423,438)       (1,717,243)      (1,704,122)       (3,565,514)      (3,660,472)
From accumulated net realized
   gains from investments                 --               --           (16,271)         (26,640)               --          (99,254)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (3,420,792)      (3,423,438)       (1,733,514)      (1,730,762)       (3,565,514)      (3,759,726)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares       --               --                --            3,771                --               --
   Net proceeds from shares
     issued to shareholders due
     to reinvestment
     of distributions                138,628          160,945            26,856           33,434                --           32,954
Preferred shares offering costs           --               --            13,620           (1,870)              100          (10,285)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                138,628          160,945            40,476           35,335               100           22,669
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     3,080,600       (3,443,390)        1,659,533       (2,228,549)        4,163,733       (5,515,266)
Net assets applicable to Common
   shares at the
   beginning of year              54,606,595       58,049,985        28,347,941       30,576,490        62,809,815       68,325,081
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $57,687,195      $54,606,595       $30,007,474      $28,347,941       $66,973,548     $ 62,809,815
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $   371,927      $   652,523       $   331,184      $   360,398       $  (211,238)    $   (131,217)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                            NORTH CAROLINA                     NORTH CAROLINA
                                                                         PREMIUM INCOME (NNC)             DIVIDEND ADVANTAGE (NRB)
                                                                     ---------------------------        ----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        5/31/05          5/31/04           5/31/05          5/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 5,780,153      $ 6,036,869       $ 2,179,263      $ 2,198,462
Net realized gain (loss) from
   investments                                                        1,595,461        1,150,011           117,198         (112,796)
Net realized gain (loss) from
   forward swaps                                                             --               --          (105,324)              --
Change in net unrealized appreciation
   (depreciation) of investments                                      2,755,786       (7,239,557)        1,727,315       (2,363,263)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                           --               --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                          (680,330)        (386,028)         (201,792)        (107,525)
   From accumulated net realized gains
     from investments                                                        --               --                --           (9,400)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    9,451,070         (438,705)        3,716,660         (394,522)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (5,600,573)      (5,617,376)       (2,066,665)      (2,041,238)
From accumulated net realized gains
   from investments                                                          --               --                --         (160,089)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (5,600,573)      (5,617,376)       (2,066,665)      (2,201,327)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                          --               --                --            1,664
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                      216,479          211,834            59,033          113,571
Preferred shares offering costs                                              --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                   216,479          211,834            59,033          115,235
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        4,066,976       (5,844,247)        1,709,028       (2,480,614)
Net assets applicable to Common
   shares at the beginning of year                                   91,940,888       97,785,135        33,110,490       35,591,104
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $96,007,864      $91,940,888       $34,819,518      $33,110,490
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                      $   461,694      $   996,809       $   352,079      $   441,273
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                            NORTH CAROLINA                    NORTH CAROLINA
                                                                      DIVIDEND ADVANTAGE 2 (NNO)         DIVIDEND ADVANTAGE 3 (NII)
                                                                    ----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        5/31/05          5/31/04           5/31/05          5/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 3,499,776      $ 3,524,512       $ 3,483,952      $ 3,516,284
Net realized gain (loss) from
   investments                                                          748,290           29,594            39,251         (355,355)
Net realized gain (loss) from
   forward swaps                                                         20,984               --          (444,372)              --
Change in net unrealized appreciation
   (depreciation) of investments                                      2,568,886       (4,418,430)        4,217,563       (3,908,003)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                     (172,011)              --          (258,425)              --
Distributions to Preferred Shareholders:
   From net investment income                                          (384,082)        (219,210)         (419,248)        (258,138)
   From accumulated net realized gains
     from investments                                                   (18,106)          (6,486)               --           (3,015)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    6,263,737       (1,090,020)        6,618,721       (1,008,227)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (3,229,318)      (3,186,908)       (3,119,389)      (3,152,705)
From accumulated net realized gains
   from investments                                                    (260,889)        (106,264)               --          (27,839)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from distributions
   to Common shareholders                                            (3,490,207)      (3,293,172)       (3,119,389)      (3,180,544)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                          --            2,456                --               --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                       70,466           50,055            53,721           30,033
Preferred shares offering costs                                              --               --                --          (13,175)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                    70,466           52,511            53,721           16,858
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        2,843,996       (4,330,681)        3,553,053       (4,171,913)
Net assets applicable to Common
   shares at the beginning of year                                   55,311,219       59,641,900        54,481,505       58,653,418
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $58,155,215      $55,311,219       $58,034,558      $54,481,505
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                      $   182,568      $   300,170       $   (60,839)     $    (6,154)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund
(NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund
(NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3
(NII) are traded on the American Stock Exchange while Common shares of North Carolina Premium Income (NNC) are traded on the New York Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a derivative investment each Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                                  NORTH        NORTH         NORTH         NORTH
                       GEORGIA      GEORGIA       GEORGIA      CAROLINA     CAROLINA      CAROLINA      CAROLINA
                       PREMIUM     DIVIDEND      DIVIDEND       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                        INCOME    ADVANTAGE   ADVANTAGE 2        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                         (NPG)        (NZX)         (NKG)         (NNC)        (NRB)         (NNO)         (NII)
----------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                 --          600            --            --           --            --            --
   Series T                 --           --            --            --          680            --            --
   Series W                 --           --            --            --           --            --         1,120
   Series TH             1,112           --            --         1,872           --            --            --
   Series F                 --           --         1,320            --           --         1,120            --
================================================================================================================

Forward Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the forward swap contract. The Funds may close out a contract prior to the effective date at which point a realized gain or loss would be recognized. When a forward swap is terminated, it does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)



2. FUND SHARES

Transactions in Common shares were as follows:

                                        GEORGIA             GEORGIA DIVIDEND         GEORGIA DIVIDEND
                                 PREMIUM INCOME (NPG)        ADVANTAGE (NZX)         ADVANTAGE 2 (NKG)
                               -----------------------   ----------------------   -----------------------
                               YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  5/31/05      5/31/04      5/31/05     5/31/04      5/31/05      5/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment
   of distributions                 8,727        9,866        1,724       2,157           --        2,243
=========================================================================================================
                                                             NORTH CAROLINA          NORTH CAROLINA
                                                          PREMIUM INCOME (NNC)   DIVIDEND ADVANTAGE (NRB)
---------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            5/31/05     5/31/04      5/31/05      5/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                      13,171      12,801        3,678        6,918
=========================================================================================================
                                                              NORTH CAROLINA           NORTH CAROLINA
                                                                 DIVIDEND                 DIVIDEND
                                                             ADVANTAGE 2 (NNO)        ADVANTAGE 3 (NII)
---------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            5/31/05     5/31/04      5/31/05      5/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                       4,454       3,167        3,600        1,990
=========================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2005, were as follows:

                                          GEORGIA        GEORGIA         GEORGIA
                                          PREMIUM       DIVIDEND        DIVIDEND
                                           INCOME      ADVANTAGE     ADVANTAGE 2
                                            (NPG)          (NZX)           (NKG)
--------------------------------------------------------------------------------
Purchases                             $15,163,886     $5,293,971      $4,962,669
Sales and maturities                   15,166,858      5,377,673       5,552,198
================================================================================

                                     NORTH       NORTH        NORTH        NORTH
                                  CAROLINA    CAROLINA     CAROLINA     CAROLINA
                                   PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                    INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                     (NNC)       (NRB)        (NNO)        (NII)
--------------------------------------------------------------------------------
Purchases                      $26,338,456  $5,546,422  $22,004,110   $6,404,023
Sales and maturities            26,374,158   5,529,796   23,805,043    6,812,981
================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2005, the cost of investments was as follows:

                                          GEORGIA        GEORGIA         GEORGIA
                                          PREMIUM       DIVIDEND        DIVIDEND
                                           INCOME      ADVANTAGE     ADVANTAGE 2
                                            (NPG)          (NZX)           (NKG)
--------------------------------------------------------------------------------
Cost of investments                   $78,433,510    $42,071,676     $94,953,455
================================================================================

                                    NORTH        NORTH        NORTH        NORTH
                                 CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NNC)        (NRB)        (NNO)        (NII)
--------------------------------------------------------------------------------
Cost of investments          $133,264,705  $48,120,510  $79,372,610  $81,365,299
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2005, were as follows:

                                          GEORGIA        GEORGIA        GEORGIA
                                          PREMIUM       DIVIDEND       DIVIDEND
                                           INCOME      ADVANTAGE    ADVANTAGE 2
                                            (NPG)          (NZX)          (NKG)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                        $5,319,764     $2,293,873     $4,104,153
   Depreciation                           (12,945)      (242,601)      (665,824)
--------------------------------------------------------------------------------
Net unrealized appreciation
   of investments                      $5,306,819     $2,051,272     $3,438,329
================================================================================

                                   NORTH        NORTH        NORTH         NORTH
                                CAROLINA     CAROLINA     CAROLINA      CAROLINA
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                   (NNC)        (NRB)        (NNO)         (NII)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation               $7,261,604   $2,632,355   $4,558,642   $3,687,846
   Depreciation                  (19,619)     (57,793)      (3,568)    (123,225)
--------------------------------------------------------------------------------
Net unrealized appreciation
   of investments             $7,241,985   $2,574,562   $4,555,074   $3,564,621
================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2005, were as follows:

                                          GEORGIA        GEORGIA        GEORGIA
                                          PREMIUM       DIVIDEND       DIVIDEND
                                           INCOME      ADVANTAGE    ADVANTAGE 2
                                            (NPG)          (NZX)          (NKG)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *                   $641,497       $475,192        $73,268
Undistributed net
   ordinary income **                          --             --             --
Undistributed net
   long-term capital gains                     --             --             --
================================================================================

                                   NORTH        NORTH        NORTH         NORTH
                                CAROLINA     CAROLINA     CAROLINA      CAROLINA
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                   (NNC)        (NRB)        (NNO)         (NII)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *          $895,718     $529,690     $449,054     $200,083
Undistributed net
   ordinary income **              3,258           --      123,149           --
Undistributed net
   long-term capital gains       718,343           --      400,623           --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 2, 2005, paid on June 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                          GEORGIA        GEORGIA        GEORGIA
                                          PREMIUM       DIVIDEND       DIVIDEND
                                           INCOME      ADVANTAGE    ADVANTAGE 2
2005                                        (NPG)          (NZX)          (NKG)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                   $3,753,153     $1,919,401     $4,087,495
Distributions from
   net ordinary income **                  19,521             --             --
Distributions from
   net long-term capital gains                 --         17,247             --
================================================================================

                                   NORTH        NORTH        NORTH         NORTH
                                CAROLINA     CAROLINA     CAROLINA      CAROLINA
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
2005                               (NNC)        (NRB)        (NNO)         (NII)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income          $6,287,760   $2,264,563   $3,616,451   $3,544,530
Distributions from net
   ordinary income **                 --           --           --           --
Distributions from net
   long-term capital gains            --           --      278,995           --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


                                          GEORGIA        GEORGIA        GEORGIA
                                          PREMIUM       DIVIDEND       DIVIDEND
                                           INCOME      ADVANTAGE    ADVANTAGE 2
2004                                        (NPG)          (NZX)          (NKG)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                   $3,576,247     $1,804,473     $3,908,774
Distributions from net
   ordinary income **                      25,456             --        109,478
Distributions from net
   long-term capital gains                     --         28,503             --
================================================================================

                                   NORTH        NORTH        NORTH         NORTH
                                CAROLINA     CAROLINA     CAROLINA      CAROLINA
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
2004                               (NNC)        (NRB)        (NNO)         (NII)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income          $5,990,683   $2,139,529   $3,390,258    $3,408,983
Distributions from net
   ordinary income **                 --       66,536       76,010        30,673
Distributions from net
   long-term capital gains            --      102,835       36,895            --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                             NORTH         NORTH
                               GEORGIA       GEORGIA      CAROLINA      CAROLINA
                               PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                INCOME   ADVANTAGE 2     ADVANTAGE   ADVANTAGE 3
                                 (NPG)         (NKG)         (NRB)         (NII)
--------------------------------------------------------------------------------
Expiration year:
   2005                       $     --      $     --       $    --      $     --
   2006                             --                          --            --
   2007                             --            --            --            --
   2008                        129,908            --            --            --
   2009                             --            --            --            --
   2010                             --            --            --            --
   2011                             --            --            --            --
   2012                        123,954       138,103            --       339,128
   2013                             --            --        52,458        28,043
--------------------------------------------------------------------------------
Total                         $253,862      $138,103       $52,458      $367,171
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The following Funds elected to defer net realized losses from investments incurred from November 1, 2004 through May 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses were treated as having arisen on the first day of the following fiscal year:

                                                                           NORTH
                                          GEORGIA         GEORGIA       CAROLINA
                                         DIVIDEND        DIVIDEND       DIVIDEND
                                        ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                            (NZX)           (NKG)          (NII)
--------------------------------------------------------------------------------
                                         $103,434        $179,798       $275,967
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of June 30, 2005, the complex-level fee rate was .1900%; that is, the funds' effective management fees were reduced by approximately .0100%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            GEORGIA PREMIUM INCOME (NPG)
(INCLUDING NET ASSETS                        NORTH CAROLINA PREMIUM INCOME (NNC)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                GEORGIA DIVIDEND ADVANTAGE (NZX)
                                              GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                         NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
AVERAGE DAILY NET ASSETS               NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
(INCLUDING NET ASSETS                  NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                  COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            GEORGIA PREMIUM INCOME (NPG)
(INCLUDING NET ASSETS                        NORTH CAROLINA PREMIUM INCOME (NNC)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

                                                GEORGIA DIVIDEND ADVANTAGE (NZX)
                                              GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                         NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
AVERAGE DAILY NET ASSETS               NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
(INCLUDING NET ASSETS                  NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (continued)


For the first ten years of Georgia Dividend Advantage's (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                   .30%                2007                            .25%
2002                    .30                 2008                            .20
2003                    .30                 2009                            .15
2004                    .30                 2010                            .10
2005                    .30                 2011                            .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Georgia Dividend Advantage 2's (NKG) and North Carolina Dividend Advantage 3's (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                   .32%                2007                            .32%
2003                    .32                 2008                            .24
2004                    .32                 2009                            .16
2005                    .32                 2010                            .08
2006                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of North Carolina Dividend Advantage's (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
JANUARY 31,                                 JANUARY 31,
--------------------------------------------------------------------------------
2001*                   .30%                2007                            .25%
2002                    .30                 2008                            .20
2003                    .30                 2009                            .15
2004                    .30                 2010                            .10
2005                    .30                 2011                            .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of North Carolina Dividend Advantage 2's (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                   .30%                2007                            .25%
2002                    .30                 2008                            .20
2003                    .30                 2009                            .15
2004                    .30                 2010                            .10
2005                    .30                 2011                            .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2
(NNO) for any portion of its fees and expenses beyond November 30, 2011.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2005, to shareholders of record on June 15, 2005, as follows:

                                                                  NORTH        NORTH         NORTH         NORTH
                       GEORGIA      GEORGIA       GEORGIA      CAROLINA     CAROLINA      CAROLINA      CAROLINA
                       PREMIUM     DIVIDEND      DIVIDEND       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                        INCOME    ADVANTAGE   ADVANTAGE 2        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                         (NPG)        (NZX)         (NKG)         (NNC)        (NRB)         (NNO)         (NII)
----------------------------------------------------------------------------------------------------------------
Dividend per share      $.0690      $.0730         $.0590        $.0680       $.0765        $.0720        $.0610
================================================================================================================

                         Financial
                                HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                         Investment Operations                              Less Distributions
                                    ----------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                  Net
                        Beginning                                Investment         Capital           Investment    Capital
                           Common                       Net       Income to        Gains to            Income to   Gains to
                            Share          Net    Realized/       Preferred       Preferred               Common     Common
                        Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                            Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders   Total
====================================================================================================================================
GEORGIA PREMIUM
INCOME (NPG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                       $14.42        $ .92        $ .84           $(.09)          $  --    $1.67       $(.90)     $  --   $(.90)
2004                        15.36          .97         (.96)           (.05)             --     (.04)       (.90)        --    (.90)
2003                        14.31          .96         1.02            (.07)             --     1.91        (.86)        --    (.86)
2002                        14.15         1.02          .11            (.12)             --     1.01        (.85)        --    (.85)
2001                        12.80         1.06         1.35            (.26)             --     2.15        (.80)        --    (.80)

GEORGIA DIVIDEND
ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                        14.47          .96          .85            (.10)             --     1.71        (.88)      (.01)   (.89)
2004                        15.62          .97        (1.18)           (.06)             --     (.27)       (.87)      (.01)   (.88)
2003                        14.00          .96         1.65            (.06)           (.02)    2.53        (.81)      (.13)   (.94)
2002(a)                     14.33          .58         (.19)           (.06)             --      .33        (.47)        --    (.47)

GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                        13.79          .87          .94            (.11)             --     1.70        (.78)        --    (.78)
2004                        15.01          .88        (1.23)           (.05)             --     (.40)       (.80)      (.02)   (.82)
2003(b)                     14.33          .47          .92            (.04)             --     1.35        (.47)        --    (.47)
====================================================================================================================================
                                                                        Total Returns
                                                                     --------------------
                                                                                  Based
                              Offering                                               on
                             Costs and       Ending                              Common
                             Preferred       Common                   Based       Share
                                 Share        Share       Ending         on         Net
                          Underwriting    Net Asset       Market     Market       Asset
                             Discounts        Value        Value      Value**     Value**
=========================================================================================
GEORGIA PREMIUM
INCOME (NPG)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2005                             $  --       $15.19       $16.70      15.46%      11.88%
2004                                --        14.42        15.30      (4.56)       (.23)
2003                                --        15.36        16.95      12.92       13.78
2002                                --        14.31        15.83       8.98        7.32
2001                                --        14.15        15.35      30.41       16.98

GEORGIA DIVIDEND
ADVANTAGE (NZX)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2005                               .01        15.30        15.89      20.74       12.10
2004                                --        14.47        13.95      (5.15)      (1.73)
2003                               .03        15.62        15.59      12.56       18.82
2002(a)                           (.19)       14.00        14.74       1.42        1.02

GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                --        14.71        14.18      13.61       12.61
2004                                --        13.79        13.20      (6.57)      (2.67)
2003(b)                           (.20)       15.01        14.98       3.16        8.22
=========================================================================================
                                                           Ratios/Supplemental Data
                         ------------------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement        After Credit/Reimbursement***
                                          ------------------------------    -------------------------------
                                                          Ratio of Net                       Ratio of Net
                                            Ratio of        Investment        Ratio of         Investment
                              Ending        Expenses         Income to        Expenses          Income to
                                 Net      to Average           Average      to Average            Average
                              Assets      Net Assets        Net Assets      Net Assets         Net Assets
                          Applicable      Applicable        Applicable      Applicable         Applicable      Portfolio
                           to Common       to Common         to Common       to Common          to Common       Turnover
                         Shares (000)         Shares++          Shares++        Shares++           Shares++         Rate
=========================================================================================================================
GEORGIA PREMIUM
INCOME (NPG)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                         $57,687            1.25%             6.15%           1.23%              6.17%            18%
2004                          54,607            1.23              6.54            1.22               6.55             12
2003                          58,050            1.29              6.53            1.26               6.55             22
2002                          53,909            1.37              7.12            1.35               7.13             37
2001                          53,168            1.41              7.67            1.40               7.68             15

GEORGIA DIVIDEND
ADVANTAGE (NZX)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                          30,007            1.27              5.93             .80               6.39             12
2004                          28,348            1.27              6.03             .81               6.49              5
2003                          30,576            1.31              6.00             .83               6.49             48
2002(a)                       27,381            1.37*             5.70*            .92*              6.16*            60

GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                          66,974            1.23              5.58             .74               6.07              5
2004                          62,810            1.22              5.63             .73               6.12             12
2003(b)                       68,325            1.16*             4.36*            .69*              4.84*            17
=========================================================================================================================
                              Preferred Shares at End of Period
                         -------------------------------------------
                           Aggregate      Liquidation
                              Amount       and Market         Asset
                         Outstanding            Value      Coverage
                                (000)       Per Share     Per Share
====================================================================
GEORGIA PREMIUM
INCOME (NPG)
--------------------------------------------------------------------
Year Ended 5/31:
2005                         $27,800          $25,000       $76,877
2004                          27,800           25,000        74,107
2003                          27,800           25,000        77,203
2002                          27,800           25,000        73,480
2001                          27,800           25,000        72,813

GEORGIA DIVIDEND
ADVANTAGE (NZX)
--------------------------------------------------------------------
Year Ended 5/31:
2005                          15,000           25,000        75,012
2004                          15,000           25,000        72,247
2003                          15,000           25,000        75,961
2002(a)                       15,000           25,000        70,636

GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
--------------------------------------------------------------------
Year Ended 5/31:
2005                          33,000           25,000        75,738
2004                          33,000           25,000        72,583
2003(b)                       33,000           25,000        76,761
====================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
 +   The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2001 (commencement of operations) through May 31, 2002.
(b) For the period September 25, 2002 (commencement of operations) through May 31, 2003.


                                 See accompanying notes to financial statements.

                                  58-59 SPREAD

                               Financial Highlights (continued)
Selected data for a Common share outstanding throughout each period:
                                                         Investment Operations                              Less Distributions
                                    ----------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                  Net
                        Beginning                                Investment         Capital           Investment    Capital
                           Common                       Net       Income to        Gains to            Income to   Gains to
                            Share          Net    Realized/       Preferred       Preferred               Common     Common
                        Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                            Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders   Total
====================================================================================================================================
NORTH CAROLINA
PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                       $14.55        $ .91       $  .70           $(.11)          $  --    $1.50       $(.89)     $  --   $(.89)
2004                        15.50          .95         (.95)           (.06)             --     (.06)       (.89)        --    (.89)
2003                        14.18          .98         1.27            (.07)             --     2.18        (.86)        --    (.86)
2002                        13.94         1.02          .15            (.13)             --     1.04        (.80)        --    (.80)
2001                        12.62         1.03         1.31            (.27)             --     2.07        (.75)        --    (.75)

NORTH CAROLINA
DIVIDEND ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                        14.72          .97          .78            (.09)             --     1.66        (.92)        --    (.92)
2004                        15.87          .98        (1.10)           (.05)             --     (.17)       (.91)      (.07)   (.98)
2003                        14.39         1.00         1.54            (.06)           (.02)    2.46        (.86)      (.13)   (.99)
2002                        13.90         1.06          .38            (.13)             --     1.31        (.82)        --    (.82)
2001(a)                     14.33          .25         (.26)           (.05)             --     (.06)       (.20)        --    (.20)

NORTH CAROLINA
DIVIDEND ADVANTAGE 2 (NNO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                        14.81          .94          .83            (.10)             --     1.67        (.86)      (.07)   (.93)
2004                        15.98          .94        (1.17)           (.06)             --     (.29)       (.85)      (.03)   (.88)
2003                        14.30          .94         1.78            (.07)           (.02)    2.63        (.82)      (.13)   (.95)
2002(b)                     14.33          .38          .11            (.04)             --      .45        (.34)        --    (.34)

NORTH CAROLINA
DIVIDEND ADVANTAGE 3 (NII)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                        13.89          .89          .91            (.11)             --     1.69        (.80)        --    (.80)
2004                        14.96          .90        (1.09)           (.07)             --     (.26)       (.80)      (.01)   (.81)
2003(c)                     14.33          .49          .87            (.05)             --     1.31        (.47)        --    (.47)
====================================================================================================================================
                                                                        Total Returns
                                                                     --------------------
                                                                                  Based
                              Offering                                               on
                             Costs and       Ending                              Common
                             Preferred       Common                   Based       Share
                                 Share        Share       Ending         on         Net
                          Underwriting    Net Asset       Market     Market       Asset
                             Discounts        Value        Value      Value**     Value**
=========================================================================================
NORTH CAROLINA
PREMIUM INCOME (NNC)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2005                             $  --       $15.16       $17.20      17.79%      10.52%
2004                                --        14.55        15.40      (4.08)       (.40)
2003                                --        15.50        16.95      10.27       15.80
2002                                --        14.18        16.21      15.44        7.62
2001                                --        13.94        14.80      14.03       16.65

NORTH CAROLINA
DIVIDEND ADVANTAGE (NRB)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                --        15.46        17.25      21.19       11.53
2004                                --        14.72        15.05      (2.76)      (1.08)
2003                               .01        15.87        16.45      13.52       17.75
2002                                --        14.39        15.44       7.54        9.58
2001(a)                           (.17)       13.90        15.15       2.42       (1.57)

NORTH CAROLINA
DIVIDEND ADVANTAGE 2 (NNO)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                --        15.55        16.25      16.46       11.56
2004                                --        14.81        14.80      (1.94)      (1.83)
2003                                --        15.98        15.97      14.10       18.98
2002(b)                           (.14)       14.30        14.90       1.64        2.22

NORTH CAROLINA
DIVIDEND ADVANTAGE 3 (NII)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                --        14.78        15.40      18.78       12.39
2004                                --        13.89        13.68      (4.93)      (1.75)
2003(c)                           (.21)       14.96        15.20       4.56        7.86
=========================================================================================
                                                           Ratios/Supplemental Data
                         ------------------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement        After Credit/Reimbursement***
                                          ------------------------------    -------------------------------
                                                          Ratio of Net                       Ratio of Net
                                            Ratio of        Investment        Ratio of         Investment
                              Ending        Expenses         Income to        Expenses          Income to
                                 Net      to Average           Average      to Average            Average
                              Assets      Net Assets        Net Assets      Net Assets         Net Assets
                          Applicable      Applicable        Applicable      Applicable         Applicable      Portfolio
                           to Common       to Common         to Common       to Common          to Common       Turnover
                         Shares (000)         Shares++          Shares++        Shares++           Shares++         Rate
=========================================================================================================================
NORTH CAROLINA
PREMIUM INCOME (NNC)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                         $96,008            1.23%             6.09%           1.22%              6.10%            19%
2004                          91,941            1.23              6.35            1.22               6.36             20
2003                          97,785            1.27              6.60            1.25               6.62             16
2002                          89,286            1.33              7.17            1.32               7.18             22
2001                          87,614            1.34              7.47            1.30               7.51             19

NORTH CAROLINA
DIVIDEND ADVANTAGE (NRB)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                          34,820            1.27              5.90             .81               6.35             11
2004                          33,110            1.24              5.96             .78               6.42             15
2003                          35,591            1.30              6.16             .83               6.62             39
2002                          32,148            1.44              6.86             .90               7.40             37
2001(a)                       31,015            1.31*             5.02*            .85*              5.48*            29

NORTH CAROLINA
DIVIDEND ADVANTAGE 2 (NNO)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                          58,155            1.23              5.64             .77               6.10             26
2004                          55,311            1.22              5.71             .77               6.16             13
2003                          59,642            1.24              5.80             .76               6.27             22
2002(b)                       53,383            1.19*             4.70*            .74*              5.15*            43

NORTH CAROLINA
DIVIDEND ADVANTAGE 3 (NII)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                          58,035            1.24              5.65             .76               6.14              8
2004                          54,482            1.22              5.75             .73               6.23             14
2003(c)                       58,653            1.18*             4.61*            .71*              5.08*             3
=========================================================================================================================
                              Preferred Shares at End of Period
                         -------------------------------------------
                           Aggregate      Liquidation
                              Amount       and Market         Asset
                         Outstanding            Value      Coverage
                                (000)       Per Share     Per Share
====================================================================
NORTH CAROLINA
PREMIUM INCOME (NNC)
--------------------------------------------------------------------
Year Ended 5/31:
2005                         $46,800          $25,000        $76,286
2004                          46,800           25,000         74,114
2003                          46,800           25,000         77,236
2002                          46,800           25,000         72,695
2001                          46,800           25,000         71,802

NORTH CAROLINA
DIVIDEND ADVANTAGE (NRB)
--------------------------------------------------------------------
Year Ended 5/31:
2005                          17,000           25,000         76,205
2004                          17,000           25,000         73,692
2003                          17,000           25,000         77,340
2002                          17,000           25,000         72,277
2001(a)                       17,000           25,000         70,610

NORTH CAROLINA
DIVIDEND ADVANTAGE 2 (NNO)
--------------------------------------------------------------------
Year Ended 5/31:
2005                          28,000           25,000         76,924
2004                          28,000           25,000         74,385
2003                          28,000           25,000         78,252
2002(b)                       28,000           25,000         72,664

NORTH CAROLINA
DIVIDEND ADVANTAGE 3 (NII)
--------------------------------------------------------------------
Year Ended 5/31:
2005                          28,000           25,000         76,817
2004                          28,000           25,000         73,644
2003(c)                       28,000           25,000         77,369
====================================================================

  *  Annualized.
 ** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period January 25, 2001 (commencement of operations) through May 31, 2001.
(b) For the period November 15, 2001 (commencement of operations) through May 31, 2002.
(c) For the period September 25, 2002 (commencement of operations) through May 31, 2003.


                                 See accompanying notes to financial statements.


                                  60-61 SPREAD

Board Members
       AND OFFICERS


The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             155
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern              155
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic      155
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                155
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (2004) as Chairman, JPMorgan Fleming Asset                    153
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       62

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                155
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Board Member and Chair of the
                                                          Finance Committee, member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit company of Miami
                                                          Valley Hospital; Board Member, formerly Chair, Dayton
                                                          Development Coalition; President, Dayton Philharmonic
                                                          Orchestra Association; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     155
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          155
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997),
                                                          Board of Directors, Rubicon, an insurance company owned
                                                          by Northwestern University; Director (since 1997),
                                                          Evanston of Commerce and Evanston Inventure, a business
                                                          development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               155
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       63

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            155
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                        of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 155
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999);               155
11/28/67                       and Treasurer              Vice President and Treasurer of Nuveen Investments, Inc.
333 W. Wacker Drive                                       (since 1999); Vice President and Treasurer of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp (since 1999)(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc.;
                                                          Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002) and Assistant General Counsel             155
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); and (since 2005) Nuveen
                                                          Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            155
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 155
3/2/64                                                    LLC; Managing Director (since 2001), formerly, Vice President
333 W. Wacker Drive                                       (since 1995) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.(3); Managing Director (since 2001) of Nuveen
                                                          Asset Management; Vice President (since 2002) of Nuveen
                                                          Investment Advisers Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         155
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         155
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Complliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp. (3); formerly, Senior Attorney (1994 to 2004), The Northern
                                                          Trust Company.


                                       64

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    155
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999) of Nuveen Investments, LLC.               155
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             155
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005) and
                                                          Assistant Secretary of Nuveen Investments, Inc. and of Nuveen
                                                          Asset Management; Vice President (since 2000), Assistant
                                                          Secretary and Assistant General Counsel (since 1998) of
                                                          Rittenhouse Asset Management; Vice President and Assistant
                                                          Secretary of Nuveen Investments Advisers Inc. (since 2002);
                                                          Assistant Secretary of NWQ Investment Management
                                                          Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                         ANNUAL INVESTMENT
                         MANAGEMENT AGREEMENT
                         APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of each Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the advisory fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The closed-end Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
     1. FEES AND EXPENSES
     In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
     The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts

                         ANNUAL INVESTMENT MANAGEMENT
                         AGREEMENT APPROVAL PROCESS (continued)



     are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

     3. PROFITABILITY OF ADVISER

     In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

     In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS. Managing more than $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-C-0505D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                Nuveen Georgia Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2005                                             $ 6,722                        $ 0                    $ 577         $ 2,650
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2004                                             $ 6,392                        $ 0                    $ 621         $ 2,450
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
May 31, 2005                                                 $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
May 31, 2004                                                 $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                        N/A                      N/A
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2005                                             $ 3,227                  $ 282,575                      $ 0       $ 285,802
May 31, 2004                                             $ 3,071                        $ 0                      $ 0         $ 3,071

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Georgia Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: August 8, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 8, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 8, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.